                                                                    EXHIBIT 10.1

                              OVERRIDE AGREEMENT


          This Override Agreement (the "Agreement") is made and entered into as of November 19, 1996, by and among Lee Video City, Inc., a California corporation ("VCI"); Robert Y. Lee ("Lee"), an individual resident of California on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"); Prism Entertainment Corporation, a Delaware corporation ("Prism"); and Ingram Entertainment Inc., a Tennessee corporation ("Ingram"), with reference to the following:

          A. Prism is a public company which on December 1, 1995 filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"), and is currently operating as debtor-in-possession.

          B. Prism and VCI have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Amendment, dated as of November 19, 1996 (as amended, the "Merger Agreement") with respect to a merger (the "Merger") of VCI into Prism.

          C. As of the date of this Agreement, VCI is indebted to Ingram in the aggregate approximate amount of $4,500,000 (the "VCI Debt"). The obligations of VCI to Ingram with respect to the VCI Debt are secured by (a) a security interest in substantially all of the personal property of VCI (the "Old Collateral") pursuant to an Amended and Restated Security Agreement dated as of February 7, 1995, as amended (the "Prior Security Agreement"); (b) a pledge agreement dated as of February 7, 1995, as amended (the "Stock Pledge Agreement") issued by the Trust in favor of Ingram as to 5,500 shares of the Common Stock of VCI (the "Pledged Shares"); (c) a Pledge Agreement dated February 7, 1995, as amended (the "Note Pledge Agreement") issued by VCI in favor of Ingram as to a promissory note in favor of VCI (the "Pledged Note"); and (d) a Payment Guaranty issued by Lee dated February 7, 1995 (the "Lee Guaranty").

          D. VCI, Lee and Ingram have entered into that certain Workout Agreement dated as of February 7, 1995 (the "Workout Agreement") with respect to the rescheduling and payment of the then outstanding debt owed by VCI to Ingram.

          E. Ingram is the holder of warrants issued by VCI dated November 14, 1996 to acquire shares of the Common Stock of VCI equal to 8.5% of the outstanding shares of VCI (the "Old Warrants").

          F. Subject to the terms and conditions set forth in this Agreement and the consummation of the Merger, the parties have agreed to restructure the VCI Debt.

          NOW, THEREFORE, in consideration of the foregoing and the terms and conditions hereof, the parties hereto hereby agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

          1.1  Defined Terms.  In addition to the definitions set forth in the
               -------------
Recitals, for purposes of this Agreement, the following capitalized terms shall have the following meaning:

          "Additional Warrants" means warrants to purchase an aggregate of
           -------------------
     852,750 shares of the Common Stock of Reorganized Prism substantially in the form of Exhibit A attached hereto.
                 ---------

          "Affiliate" means, as to any Person, any other Person which directly
           ---------
     or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and its correlated meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns, directly or
                 --------
     indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation (other than securities having such power only by reason of the happening of a contingency), or 10% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person), will be deemed to control such corporation or other Person.

          "Assumed Options" means options of VCI to be assumed by Reorganized
           ---------------
     Prism upon the Merger to purchase an aggregate of 1,685,000 shares of Reorganized Prism.

          "Business Day" means any Monday, Tuesday, Wednesday, Thursday or
           ------------
     Friday on which Ingram is open for business at its address for notice designated as provided herein.

          "Closing" means the consummation of the transactions contemplated by
           -------
     this Agreement, which shall be deemed to take place concurrently with the effectiveness of the Merger.

          "Closing Date" means the date of Closing.
           ------------

          "Collateral Documents" means the New Security Agreement and Copyright
           --------------------
     Mortgages.

          "Collier" means Barry Collier.
           -------

          "Copyright Mortgage" means a mortgage agreement, in form and substance
           ------------------
     satisfactory to Ingram, granting to Ingram a security interest and lien on all right, title and interest of Reorganized Prism in and to the Film Library and the Film Library Accounts Receivable, including, without limitation, all copyrights with respect to the Film Library in form and substance acceptable to Ingram.

          "Debt Documents" means, collectively, this Agreement, the Note, the
           --------------
     Collateral Documents, the Supply Agreement, the New Warrants, the Additional Warrants and any other certificates, documents or agreement of any type or nature heretofore or hereafter executed or delivered by Reorganized Prism or any other Party to Ingram in any way relating to or in furtherance of this Agreement and/or the Note, and in each case either as originally executed or as the same may from time to time be supplemented, modified, amended, restated or extended.

          "Disclosure Statement" means the Disclosure Statement for Prism's
           --------------------
     Amended Plan of Reorganization dated September 23, 1996, as may be amended.

          "Effective Time" means the consummation of the Merger.
           --------------

          "Escrow and Warrant Agreement" means, as to the New Warrants, the
           ----------------------------
     Escrow and Warrant Agreement substantially in the form of Exhibit B attached hereto.

          "Event of Default" shall have the meaning provided in Section 7.1.
           ----------------

          "Film Library" means the rights of Prism in the motion pictures listed
           ------------
     on Schedule 5.25 to the Merger Agreement.

          "Film Library Accounts Receivable" means all present and future
           --------------------------------
     accounts, accounts receivable, rights to payment, and all forms of obligations owing to Reorganized Prism or in which Reorganized Prism may have any interest, however created or arising, relating to the Film Library.

          "Governmental Agency" means (a) any international, foreign, federal,
           -------------------
     state, county or municipal government, or political subdivision thereof,
     (b) any
     governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court, administrative tribunal or public utility.

          "Guaranty Release" means the release by Ingram of the Lee Guaranty,
           ----------------
     the Stock Pledge Agreement and the Note Pledge Agreement to be executed and delivered at the Closing substantially in the form of Exhibit C attached
                                                           ---------
     hereto.

          "Ingram Shares" means 1,500,000 shares of the Common Stock of
           -------------
     Reorganized Prism.

          "Laws" means, collectively, all international, foreign, federal, state
           ----
     and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

          "Lien" means any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any property, including any agreement to grant any of
                                        ---------
     the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of, or agreement to, give any financing statement (other than a precautionary
                                                 ----------
     financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any property.

          "Lock-Up Agreement" means an agreement to be executed and delivered at
           -----------------
     the Closing between Lee, Collier and Ingram pursuant to which Lee (on his own behalf and on behalf of the Trust) and Collier agree to refrain from selling, pledging or encumbering the Lock-Up Shares, substantially in the form of Exhibit D attached hereto.
             ---------

          "Lock-Up Shares" means 1,026,983 shares of Common Stock of Reorganized
           --------------
     Prism, 721,983 shares of which will, upon the Closing, be held by Lee and 305,000 shares by Collier.

          "New Collateral" means, collectively, a first lien on the property and
           --------------
     assets of Reorganized Prism described in Schedule A attached hereto (other than the Film Library and the Film Library Accounts Receivable of Reorganized Prism) and a second priority lien on the Film Library and the Film Library Accounts Receivable of Reorganized Prism subject only to the lien of Imperial Bank, all as more fully described in the New Security Agreement.

          "New Security Agreement" means the Security Agreement, dated as of the
           ----------------------
     Closing Date, executed by Reorganized Prism in favor of Ingram, substantially in the form of Exhibit E attached hereto, either as
                                  ---------
     originally executed or as it may from time to time on or after the Closing Date be supplemented, modified, amended, restated or extended.

          "New Warrants" means warrants to purchase the New Warrant Shares to be
           ------------
     delivered to Ingram at the Closing pursuant to the Escrow and Warrant Agreement.

          "New Warrant Shares" means an aggregate of 8 1/2% of the number of
           ------------------
     shares of the Common Stock of Reorganized Prism to be received by the VCI Shareholders pursuant to the Merger, provided, however, that the aggregate number of shares to be received by the VCI Shareholders will not be less than 4,930,000. The number of New Warrant Shares is currently estimated to be 410,444.

          "Note" means the promissory note of Reorganized Prism to be delivered
           ----
     to Ingram at the Closing evidencing the Remaining Debt, substantially in the form of Exhibit F attached hereto.
                 ---------

          "Party" means any Person (including Reorganized Prism and/or any
           -----
     Affiliate of Reorganized Prism), other than Ingram, which now or hereafter is party to any of the Debt Documents.

          "Person" means any entity, whether an individual, trustee,
           ------
     corporation, general partnership, limited partnership, joint stock company, trust, unincorporated organization, bank, business association, firm, joint venture, governmental agency, or otherwise.

          "Plan" means the Plan of Reorganization of Prism and its subsidiaries,
           ----
     as may be amended.

          "Registrable Securities" means the Ingram Shares, the New Warrant
           ----------------------
     Shares and any securities issuable upon exercise of the Additional
     Warrants.

          "Registration Rights Agreement" means an agreement between Prism and
           -----------------------------
     Ingram regarding the registration of the Registrable Securities substantially in the form of Exhibit G attached hereto.

          "Remaining Debt" means the difference between the VCI Debt and
           --------------
     $3,000,000.

          "Reorganized Prism" means the surviving entity upon the consummation
           -----------------
     of the Merger.

          "Reorganized Prism Securities" means the Ingram Shares, the New
           ----------------------------
     Warrants, the New Warrant Shares, the Additional Warrants and any securities issuable upon exercise of the Additional Warrants.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Stockholders Agreement" means an agreement to be executed and
           ----------------------
     delivered at Closing among Reorganized Prism, Lee, Collier and Ingram substantially in the form of Exhibit H attached hereto.
                                  ---------

          "Supply Agreement" means the Supply Agreement between Reorganized
           ----------------
     Prism and Ingram to be executed and delivered at the Closing substantially in the form of Exhibit I attached hereto.
                    ---------

          "VCI Shareholders" means the shareholders of VCI immediately prior to
           ----------------
     the Effective Time.


                                   ARTICLE 2

                             RESTRUCTURING OF DEBT

          2.1  Conversion of Debt; Release of Lee Guaranty and Old Collateral.
               --------------------------------------------------------------
At the Closing, Ingram shall convert $3,000,000 of principal amount of the VCI Debt into the Ingram Shares. In connection therewith, at the Closing, Ingram shall release the Stock Pledge Agreement, the Note Pledge Agreement and the Lee Guaranty pursuant to the Guaranty Release, redeliver and reassign to Lee the Pledged Shares and to VCI the Pledged Note, and execute and deliver to Reorganized Prism UCC-2 termination statements with respect to the Old Collateral; and Reorganized Prism shall execute and deliver to Ingram the Note, the New Security Agreement and UCC-1 financing statements covering the New Collateral pursuant to which Reorganized Prism shall grant to Ingram first priority liens and security interests in and to the New Collateral except that the lien and security interest in the Film Library and the Film Library Accounts Receivable shall be subject to and subordinate to the lien therein of Imperial Bank.

          2.2  Termination of Workout Agreement; Payment of Remaining Debt.
               -----------------------------------------------------------
The Workout Agreement shall be terminated effective at the Closing, and Ingram shall thereupon release all of its future claims thereunder. The Remaining Debt shall be evidenced by the Note and payable as follows:

          (a) Interest shall be payable on the outstanding daily unpaid principal amount of the Remaining Debt from the Closing until payment in full is made, shall accrue and be payable at the rate of 10% per annum and shall be payable monthly. Any accrued interest not paid on a date scheduled for the payment of interest shall be added to the principal of the Remaining Debt and all of such principal, as so increased shall thereafter bear interest at the lesser of 4% in excess of the existing rate or the maximum rate permitted by applicable law. All proceeds from the exercise of all options or warrants to purchase capital stock of Reorganized Prism shall be applied to the reduction of the Remaining Debt, first to any accrued unpaid interest and then to principal.

          (b) If not sooner paid, the Remaining Debt and all accrued interest thereon shall be payable on the third anniversary of the Closing.

          (c) The Remaining Debt may, at any time and from time to time, be paid or prepaid in whole or in part without premium or penalty, provided that each prepayment of principal shall be accompanied by payment of interest accrued through the date of payment on the amount of principal paid.

          (d) Should any installment of principal or interest not be paid when due, a late charge equal to 5% of the payment then due, payable on demand, shall be charged with respect to such payment.

          (e) All computations of interest shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

          (f) If any payment to be made by Reorganized Prism shall become due on a day other than a Business Day, payment shall be made on the next succeeding Business Day and the extension of time shall be reflected in computing interest.

          (g) Each payment hereunder shall be made by Reorganized Prism by wire transfer to Ingram or to such other account as Ingram may direct in writing. All payments shall be made in lawful money of the United States of America and shall be deemed made when verified by the receiving bank.

                                   ARTICLE 3

                           ISSUANCE OF NEW WARRANTS

          At the Closing, certain of the VCI shareholders shall issue to Ingram the New Warrants to purchase the New Warrant Shares pursuant to the Escrow and Warrant Agreement. It is understood that certificates representing the New Warrant Shares shall be issued at the Closing in the names of the VCI Shareholders, but shall be delivered to an escrow agent acceptable to the parties to be held pending exercise of the New Warrants by Ingram or the expiration of the Warrant Period. For such time as the New Warrant Shares are held in escrow, the VCI Shareholders shall be entitled to vote the New Warrant Shares. Upon expiration of the Warrant Period, the escrow agent will be authorized and instructed to deliver to the VCI Shareholders all New Warrant Shares to the extent that the New Warrants have not been exercised therefor.
Any exercise by Ingram of the New Warrants shall be done on a ratable basis with respect to the New Warrant Shares with the exercise price(s) therefor to be paid to Reorganized Prism.


                                   ARTICLE 4

                              ADDITIONAL WARRANTS

          At the Closing, Reorganized Prism shall issue to Ingram the Additional Warrants.


                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

          5.1  Representations and Warranties of VCI.  VCI hereby represents and
               -------------------------------------
warrants to the other parties hereto as follows:

          (a) VCI has the full right, power and authority to enter into, execute and deliver this Agreement and all the other Debt Documents to which VCI is a party.

          (b) VCI is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has the corporate power to own and operate its properties and to carry on its business as now conducted. VCI is duly qualified to do business and in good standing in each state in which a failure to be so qualified would have a material adverse effect on VCI's financial position or its ability to conduct its business in the manner now conducted.

          (c) VCI has taken all action necessary to authorize the entering into and performance of its obligations under this Agreement and all other related documents to which VCI is a party. This Agreement and all the other agreements, documents, and instruments contemplated hereby to which VCI is a party, are, and as of the Closing will be, the legal, valid and binding obligation of VCI, enforceable in accordance with their respective terms.

          (d) The representations and warranties of VCI set forth in the Merger Agreement are true and correct as of the date hereof.

          (e) The execution, delivery and performance by VCI of this Agreement and the other Debt Documents does not and will not (i) contravene or conflict with the Articles of Incorporation or bylaws of VCI, (ii) contravene or conflict with or constitute a violation of any provision of any law, statute, rule, regulation, judgment, injunction, order, writ or decree binding upon or applicable to VCI or any part of its business, or (iii) contravene or conflict with or constitute a violation, breach, or default under any agreement to which VCI is bound.

          5.2  Representations and Warrants of Prism.  Prism hereby represents
               -------------------------------------
and warrants to the other parties as follows:

          (a) Prism is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has the corporate power to own and operate its properties and to carry on its business as now conducted. Prism is duly qualified to do business and in good standing in each state in which a failure to be so qualified would have a material adverse effect on Prism's financial position or its ability to conduct its business in the manner now conducted.

          (b) Prism has the full right, power and authority to enter into, execute and deliver this Agreement and all other related documents to which Prism is a party.

          (c) Prism has taken all action necessary to authorize the entering into and performance of its obligations under this Agreement and all other related documents to which Prism is a party. This Agreement and all other agreements, documents, and instruments contemplated hereby are, and as of the Closing will be, the legal, valid and binding obligation of Prism, enforceable in accordance with their respective terms.

          (d) The representations and warranties of Prism set forth in the Merger Agreement are true and correct as of the date hereof.

          (e) The Reorganized Prism Securities, when issued, shall be duly authorized, validly issued, fully paid and non-assessable.

          (f) The execution, delivery and performance by Prism of this Agreement and the Debt Documents to which Prism is a party does not and will not
(i) contravene or conflict with the Certificate of Incorporation or bylaws of Prism, (ii) contravene or conflict with or constitute a violation of any provision of any law, statute, rule, regulation, judgment, injunction, order, writ or decree binding upon or applicable to Prism or any part of its business, except that the consummation of the transactions contemplated herein is subject to the confirmation of the Plan, or (iii) contravene or conflict with or constitute a violation, breach, or default under any agreement to which Prism is bound.

          (g) The Plan provides for sufficient number of shares of Common Stock of Reorganized Prism in connection with the issuance of the New Warrant Shares, the Ingram Shares and any securities issuable upon exercise of the Additional Warrants.

          (h)  Place of Business.  The records with respect to all intangible
               -----------------
personal property constituting a part of the New Collateral are and will be maintained at Reorganized Prism's chief place of business and chief executive office, which has the address of 6851 McDivitt Drive, Suite A, Bakersfield, California 93313. All tangible personal property constituting a part of the New Collateral is or will be located at Reorganized Prism's chief place of business and chief executive office and/or at any specific store locations.

          (i)  Imperial Bank.  As of the date hereof, the total outstanding
               -------------
principal amount of the indebtedness of Prism to Imperial Bank (the "Imperial Indebtedness"), is no more than $3,100,000.

          5.3  Representations and Warranties of Ingram.  Ingram hereby
               ----------------------------------------
represents and warrants as follows:

          (a) Ingram has the full right, power and authority to enter into, execute and deliver this Agreement and all other related documents to which Ingram is a party.

          (b) Ingram has taken all action necessary to authorize the entering into and performance of its obligations under this Agreement and all other related documents to which Ingram is a party. This Agreement and such related documents are, and as of the Closing will be, the legal, valid and binding obligation of Ingram, enforceable in accordance with their respective terms.

          (c) Ingram understands and agrees that (subject to the Registration Rights Agreement):

          (i) The Reorganized Prism Securities shall not have been registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state, based upon an exemption from such registration requirements under the Securities Act and applicable state securities law;

          (ii) The Reorganized Prism Securities are and will be "restricted securities" as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act;

          (iii) The Reorganized Prism Securities may not be sold or otherwise transferred unless they have been first registered under the Securities Act and applicable state securities laws, or unless exemption from such registration provisions are available with respect to said resale or transfer;

          (iv) Prism is relying on the representation by Ingram that Ingram has such knowledge and experience in financial or business matters that Ingram is capable of evaluating the merits and risks involved in the investment in the Reorganized Prism Securities;

          (v) The Reorganized Prism Securities are and will be acquired by Ingram for Ingram's own account and not with a view to, or for resale in connection with, any distribution other than resales made in compliance with the Securities Act and applicable state securities laws.

          (vi) Ingram acknowledges that it has received the Disclosure Statement, together with a copy of the Plan. Ingram has been, or will be prior to Closing, furnished with such information and documents pertaining to Reorganized Prism as Ingram has requested, and has been, or will be prior to Closing, given the opportunity to meet with officials of Prism and VCI and to have such persons answer questions regarding Reorganized Prism's affairs and conditions.

                                   ARTICLE 6

                              COVENANTS BY PRISM

          Unless Ingram otherwise consents in writing, which consent may be exercised or withheld in Ingram's sole discretion, so long as Reorganized Prism is indebted to Ingram under this Agreement, and until the payment in full of the Remaining Debt (as to all covenants in this Article) and until the later to occur of the termination of the Stockholders Agreement or the payment in full of the Remaining Debt (as to Sections 6.11, 6.12, 6.14, 6.16, 6.17 and 6.18), Prism covenants as follows:

          6.1  Punctual Payment.  Reorganized Prism shall punctually pay the
               ----------------
interest and principal of the Remaining Debt at the times and place and in the manner specified herein and in the Note.

          6.2  Accounting Records.  Reorganized Prism shall maintain full and
               ------------------
complete books and accounts and other records reflecting all of its properties and the results of its business in accordance with generally accepted accounting principles consistently applied.

          6.3  Financial Information.  Reorganized Prism shall deliver, or cause
               ---------------------
to be delivered, to Ingram, in form and detail satisfactory to Ingram:

          (a) As soon as available, but in any event not later than 105 days after the end of each fiscal year, an audited balance sheet of Reorganized Prism as at the end of such fiscal year, and statements of income and cash flow for such fiscal year, together with the equivalent information for the prior fiscal year, all in detail reasonably satisfactory to Ingram. Such balance sheet and statements shall be prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the periods involved and accompanied by a report of a certified public accountant of recognized national standing reasonably satisfactory to Ingram.

          (b) As soon as available, but in any event not later than 50 days after the end of each fiscal quarter (except for the fourth quarter), an unaudited balance sheet of Reorganized Prism as at the end of such fiscal quarter (except for the fourth quarter) and a statement of income for such fiscal quarter (except for the fourth quarter) and the year to date, together with the equivalent information for the same period in the prior fiscal year, all in accordance with generally accepted accounting principles consistently maintained throughout the period involved, except for the absence of footnotes. Such financial statements shall be certified by the chief financial officer of Reorganized Prism as fairly presenting the financial condition and results of operations of Reorganized Prism in accordance with generally accepted accounting principles, consistently applied, as at such date and for such periods, except for the absence of footnotes. The foregoing may be satisfied by delivery of the applicable Form 10-Q Report.

          6.4  Existence.  Reorganized Prism shall (a) preserve and maintain its
               ---------
existence and all of its material rights, licenses, privileges and franchises,
(b) continue to operate in substantially the same line of business as VCI presently engages in, namely, the business of renting and selling prerecorded video entertainment for consumer use, (c) comply with the requirements of all applicable Laws of any Governmental Agency, and (d) use its best efforts to conduct its business in an orderly, efficient, and regular manner.

          6.5  Maintenance of Properties.  Reorganized Prism shall maintain,
               -------------------------
preserve and protect all of its properties and equipment in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, except that the failure to maintain,
                                    ------
preserve and protect a particular item of property or equipment that is not of significant value, including property not of significant value due to its technological obsolescence, either intrinsically or due to the operation of Reorganized Prism, shall not constitute a violation of this covenant.

          6.6  Taxes and Other Liabilities.  Reorganized Prism shall pay and
               ---------------------------
discharge when due any and all indebtedness, obligations, assessments and taxes including without limitation federal and state income taxes, and all such obligations imposed by any Governmental Agency which are or may become a Lien affecting Reorganized Prism's properties or any part thereof, except such as
                                                              ------
Reorganized Prism may in good faith contest by appropriate proceedings, so long as Reorganized Prism has established and maintains reserves adequate to pay any such contested liabilities in accordance with generally accepted accounting principles and, by reason of non-payment, none of Reorganized Prism's property or the Liens of Ingram thereon are in danger of being lost or forfeited.

          6.7  Reporting Requirements.  Reorganized Prism shall cause to be
               ----------------------
delivered to Ingram, in form and detail satisfactory to Ingram:

               (a) promptly upon Reorganized Prism's learning thereof, notice of:

                    (i) any material litigation affecting or relating to Reorganized Prism, or any of its properties;

                    (ii) any dispute between Reorganized Prism and any Governmental Agency relating to Reorganized Prism's property, the adverse determination of which might materially adversely affect such property;

                    (iii)  any change in senior management of Reorganized
          Prism;

                    (iv)  any Default or Event of Default.

               (b) written notice of any change in the location of Reorganized Prism's principal place of business or any other place in which it maintains any of the New Collateral or its books and records at least 30 days prior to the date of such change;

               (c) such other information relating to Reorganized Prism, and/or its properties as Ingram may reasonably request from time to time.

          6.8  Insurance.  Reorganized Prism shall provide or cause to be
               ---------
provided the following policies of insurance:

               (a) public liability insurance in an amount deemed reasonably necessary from time to time by Ingram;

               (b) property damage and casualty insurance in an amount deemed reasonably necessary from time to time by Ingram; and

               (c) such other policies of insurance as Ingram may reasonably require from time to time.

All insurance policies (i) shall be maintained throughout the term of the Remaining Debt at Reorganized Prism's sole expense, (ii) shall be issued by insurers of recognized responsibility which are reasonably satisfactory to Ingram, (iii) shall be in form and substance reasonably satisfactory to Ingram, and (iv) with respect to insurance coverage damage to the New Collateral, (A) shall name Ingram as an additional insured and/or loss payee, as appropriate, and (B) shall contain a "lender's loss payable" endorsement in form and substance reasonably satisfactory to Ingram. Reorganized Prism shall deliver or cause to be delivered to Ingram, from time to time at Ingram's reasonable request, originals or copies of such policies or certificates in form reasonably satisfactory to Ingram, evidencing the same. Such certifications shall provide that such insurance coverage shall not be reduced, cancelled or terminated without 30 days prior written notice to Ingram.

          6.9  Inspection Rights.  At any time during regular business hours and
               -----------------
as often as reasonably requested, Reorganized Prism shall permit Ingram, or any employee, agent or representative of Ingram, to examine, audit and make copies and abstracts from the records and books of account of, and to visit and inspect the Properties of, Reorganized Prism and to discuss the affairs, finances and accounts of Reorganized Prism with any of its officers and key employees, and, upon request, furnish promptly to Ingram true copies of all financial information and internal management reports made available to the management of Reorganized Prism. As used herein, "key employees" means all employees at least of Regional Manager or department head rank.

          6.10  Compliance with Agreements, Duties and Obligations. Reorganized
                --------------------------------------------------
Prism shall promptly and fully comply with all of its agreements, duties and obligations under the Debt Documents and, in all material respects, under any other material agreements, indentures, leases and/or instruments to which it and Ingram are each a party. Reorganized Prism shall use its best efforts to promptly and fully comply with all of its agreements, duties and obligations under any material agreements, indentures, leases and/or instruments to which it and another Person (other than Ingram) are each a party.

          6.11  Mergers, Consolidations and Acquisitions.  Reorganized Prism
                ----------------------------------------
shall not (a) enter into any transaction of merger or consolidation or contemplating the sale or transfer of all or substantially all of its assets; or
(c) make any material change in the nature of its business as conducted and presently proposed to be conducted; or (d) change the form of organization of its business; provided, however, that nothing herein shall prevent Reorganized Prism from selling the Film Library (subject, however, to the conditions set forth in Section 6 of the Security Agreement), or from entering into a transaction of merger where (i) Reorganized Prism is the surviving party; (ii) upon the consummation of such merger, 50% or more in interest of the stockholders of Reorganized Prism own and control 50% or more of the voting equity of the combined company; (iii) a majority of the board of directors of the combined company consist of directors of Reorganized Prism immediately prior to such merger; and (iv) the terms of the Supply Agreement will continue to apply.

          6.12  Redemption, Dividends, Distributions.  Reorganized Prism shall
                ------------------------------------
not redeem or repurchase stock or other ownership interests, declare or pay any dividends or make any other distribution, whether of capital, income or otherwise, and whether in cash or other property.

          6.13  Application of Exercise Prices.  Reorganized Prism shall apply
                ------------------------------
all proceeds from the exercise of any options or warrants to purchase capital stock of Reorganized Prism to the reduction of the Remaining Debt, first to any accrued, unpaid interest and then to principal.

          6.14  Restriction on Employee Stock Options.  Except for the
                -------------------------------------
Assumed Options and the option in favor of Collier to purchase 175,000 shares (the "Collier Option"), Reorganized Prism shall not issue any employee stock options or warrants (a) at exercise prices below the greater of the book value per share or the fair market value per share on the date of grant or (b) to the extent that the total amount of shares issuable pursuant to the exercise of such new stock options plus 461,000 shares exceeds 10% of the then issued and outstanding shares of Reorganized Prism's Common Stock and Common Stock equivalents. No options or warrants (including the Assumed Options and Collier Option) will be repriced at an exercise price below the greater of the book value per share or the fair market value on the date of original grant (subject to adjustments for any stock splits, combinations, etc.) and provisions of vesting and forfeiture of any such options shall not be amended or modified.

          6.15  Imperial Indebtedness.  In no event shall Reorganized Prism
                ---------------------
allow the aggregate principal amount of Imperial Indebtedness to exceed the amount outstanding as of the date hereof except as to accrued interest and for costs and expenses incurred by Imperial Bank from the date hereof. Reorganized Prism shall promptly provide and deliver to Ingram any and all notices received from the holder(s) of the Imperial Indebtedness of any default or Event of Default under the documents, instruments and agreements evidencing, securing or otherwise relating to the Imperial Indebtedness or of the exercise of remedies with respect to any collateral therefor.

          6.16  Employee Matters.  Reorganized Prism shall not amend or
                ----------------
modify the employment agreements with Collier, Lee and Craig Kelly attached as exhibits to the Merger Agreement. Reorganized Prism shall not extinguish, forgive or reduce (except for payment made) any debt owed to Reorganized Prism from any employee.

          6.17  Reservation of Shares.  Reorganized Prism shall reserve a
                ---------------------
sufficient number of shares of its Common Stock issuable upon exercise of any Additional Warrants.

          6.18  Board Approval.  Without the unanimous approval of the Board
                --------------
of Directors of Reorganized Prism, Reorganized Prism shall not enter into any line of business other than (i) the sale and rental of video product and related goods and accessories, (ii) completion of the sole film Prism currently has under way expected to be titled "When the Bough Breaks II," and (iii) the exploitation of the Film Library.

                                   ARTICLE 7

                               EVENTS OF DEFAULT

          7.1  Events of Default.  The occurrence of any one or more of the
               -----------------
following, whatever the reason therefor, shall constitute an "Event of Default" hereunder in addition to any event of default described in any other document relating to other transactions between the parties thereto:

          (a) Reorganized Prism shall fail to pay any installment of principal or interest on the Note when due, or any other amount owing under this Agreement, the Note or the other Debt Documents when due; provided, however,
                                                          --------  -------
Reorganized Prism shall be allowed two times in any 12 month period to pay an installment of principal or interest due under the Note not more than five days after the due date for such payment provided that the late charge imposed by
Section 2.2 is paid; or

          (b) Reorganized Prism shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any of the Debt Documents on its part to be performed or observed, within 30 days after the date the same was to have been performed or observed; provided, however, that if the
                                                 --------  -------
failure to perform is capable of being cured, but cannot reasonably be cured within 30 days after the date the same was to have been performed or observed, no Event of Default shall be deemed to have occurred if Reorganized Prism shall have commenced to perform the same within 30 days after the date the same was to have been performed or observed and shall diligently continue to complete the performance or observance; or

          (c) any representation or warranty in any of the Debt Documents or in any certificate, agreement, instrument or other document made or delivered pursuant to or in connection with any of the Debt Documents proves to have been incorrect when made in any material respect; or

          (d) Reorganized Prism (i) shall fail to pay the principal, or any principal installment, of any present or future indebtedness for borrowed money of $100,000 or more, or to fulfill its obligations under any guaranty of present or future indebtedness for borrowed money of $100,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or
(ii) shall fail to perform or observe any other term, covenant or agreement on its part to be performed or observed in connection with any present or future indebtedness for borrowed money of $100,000 or more, or of any guaranty of present or future indebtedness for borrowed money of $100,000 or more, if as a result of such failure any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due, or has commenced judicial or nonjudicial action to collect such indebtedness or to foreclose or otherwise realize upon security held therefor, or has taken or is taking such other actions as might materially adversely affect the Collateral, the interests of Ingram under the Debt Documents or the ability of Reorganized Prism to perform its obligations under the Debt Documents; or

          (e) Any Debt Document, at any time after its execution and delivery and for any reason other than the agreement of Ingram or satisfaction in full of all the obligations of Reorganized Prism thereunder, ceases to be in full force and effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any Party thereto denies that it has any or further liability or obligation under any Debt Document, or purports to revoke, terminate or rescind same; or

          (f) A final judgment against Reorganized Prism is entered for the payment of money in excess of $250,000 and such judgment remains unsatisfied without procurement of a stay of execution for 30 calendar days after the date of entry of judgment; or

          (g) All or a substantial portion of Reorganized Prism's property is seized or appropriated by any Governmental Agency; or

          (h) Reorganized Prism is dissolved or liquidated or all or substantially all of the property of Reorganized Prism is sold or otherwise transferred without Ingram's written consent; or

          (i) Reorganized Prism is the subject of an order for relief by a bankruptcy court that is not stayed within 30 days, or is unable or admits in writing its inability to pay its debts as they mature, or makes an assignment for the benefit of creditors; or Reorganized Prism applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Reorganized Prism and the appointment continues undischarged or unstayed for 60 calendar days; or Reorganized Prism institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceedings relating to it or to all or any part of its property under the Laws of any jurisdiction; or any similar proceeding is instituted without the consent of Reorganized Prism and continues undismissed or unstayed for 60 calendar days; or any judgment, writ, attachment, execution or similar process is issued or levied against all or any part of the property of Reorganized Prism and is not released, vacated or fully bonded within

30 calendar days after its issue or levy; or Reorganized Prism voluntarily ceases to transact business for more than five consecutive days; or

          (j) Reorganized Prism shall claim that any Debt Document is ineffective or unenforceable, in whole or in part, for any reason.


                                  ARTICLES 8

                       RIGHTS AND REMEDIES UPON DEFAULT

          8.1  Remedies Generally.  If an Event of Default shall occur, Ingram
               ------------------
may, at its option and without demand or notice to Reorganized Prism, which notice is expressly waived, do any one or more of the following:

          (a) accelerate and declare the principal of all amounts owing under this Agreement, the Note and the other Debt Documents, including without limitation all obligations secured by the Collateral Documents, together with interest thereon, to be immediately due and payable, regardless of any other specified maturity or due date, without presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, and without the necessity of prior recourse to any security;

          (b) to the extent permitted by applicable Laws, proceed to protect, exercise and enforce any or all of its rights and remedies under any or all of the Debt Documents, including without limitation the right to notify any account debtor of Ingram's security interest in all of Reorganized Prism's accounts and effect collection of any account directly from such debtor, the right to take possession of and protect, enforce and exercise its rights with respect to the New Collateral, and such other rights and remedies as are provided by Law or equity, all in such order and manner as Ingram in its sole discretion may determine; and/or

          (c) to the extent permitted by applicable Laws, exercise any and all legal or equitable remedies afforded to Ingram as provided in any Collateral Documents heretofore or hereafter entered into between Ingram, Reorganized Prism, or as provided for under the Uniform Commercial Code, or under any other applicable law.

          8.2  Cumulative Remedies.  The rights and remedies granted to Ingram
               -------------------
are cumulative, and Ingram shall have the right to exercise any one or more of such rights and remedies alternatively, successively or concurrently as Ingram may, in its sole discretion, deem advisable.

                                   ARTICLE 9

                 CONDITIONS PRECEDENT TO INGRAM'S OBLIGATIONS

          The obligations of Ingram to consummate the transactions contemplated herein on the Closing Date shall be subject to the performance by Reorganized Prism of all of its covenants to be performed hereunder, to the accuracy of the representations and warranties herein contained, and to the fulfillment to Ingram's satisfaction, on or before the Closing Date, of each of the following conditions, unless waived by Ingram, in its sole discretion, in writing:

               (a) Delivery to Ingram of an executed original of this Agreement, of each of the following documents and of each of the exhibits, documents, and ancillary agreements contemplated therein:

                           (i)  the Note;

                          (ii)  the New Security Agreement;

                         (iii)  the Copyright Mortgages;

                          (iv)  the Escrow and Warrant Agreement;

                           (v)  the Additional Warrants;

                          (vi)  the Lock-Up Agreement;

                         (vii)  the Supply Agreement;

                        (viii)  the Stockholders Agreement;

                          (ix)  the Registration Rights Agreement;

                           (x) UCC-1 financing statements covering the New Collateral;

                          (xi) any other filings deemed necessary by Ingram to perfect its lien and security interest in the Film Library and Film Library Accounts Receivable;


                         (xii) opinion of counsel to Prism as to matters, and in such form, as reasonably requested by Ingram;

                        (xiii) evidence satisfactory to Ingram as to insurance coverage;

                         (xiv) incumbency certificate as to the officers of Reorganized Prism;

                          (xv)  certified copy of the Certificate of
          Incorporation and Bylaws of Reorganized Prism and resolutions of Reorganized Prism, good standing certificates of Reorganized Prism, authorizing the transactions contemplated herein;

                         (xvi) any other instruments or documents reasonably requested by Ingram in connection with the transactions contemplated hereby.

               (b) The representations and warranties of VCI and Prism contained in Sections 5.1 and 5.2 and in the Merger Agreement shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date.

               (c) All corporate and other proceedings, including adoption by the Board of Directors of Prism and VCI of resolutions authorizing the consummation of the transactions contemplated herein and authorizing the performance by Prism and VCI of the covenants hereunder, and all actions required to be taken in connection with the transactions contemplated herein, and all documents incident thereto, shall be satisfactory in form and substance to Ingram and its counsel and Ingram shall have received certified copies of the same.

               (d) All legal matters with respect to and all legal documents executed in connection with the transactions contemplated by this Agreement and the other Debt Documents shall be reasonably satisfactory to counsel for Ingram.

               (e) The entry of an order or orders of the Bankruptcy Court confirming the Plan on terms reasonably acceptable to Ingram.

               (f) The effectiveness of the Merger, pursuant to a Merger Agreement in form and substance satisfactory to Ingram.

               (g) No provision of any applicable law or regulation, and no judgment, injunction, order or decree shall prohibit the consummation of the transactions contemplated herein.

               (h) Immediately after the Closing, the Board of Directors of Reorganized Prism shall consist of eight members, two of which shall be designees of Ingram.

               (i) Ingram shall have received satisfactory evidence that, upon execution of the Debt Documents, Reorganized Prism will be the owner of the New Collateral and that Ingram has a second priority lien (subject only to the first lien of Imperial Bank) on the Film Library and the Film Library Accounts Receivable and a first priority lien as to all other collateral.

               (j) Ingram shall have been given a full and complete opportunity to review the books, records, and operations of Prism and to review the collateral security that will be the subject of the Collateral Documents and shall be satisfied, in its reasonable discretion, with such review and investigation.


                                  ARTICLE 10

             CONDITIONS PRECEDENT TO PRISM'S AND VCI'S OBLIGATIONS

          The obligations of Prism and VCI to consummate the transactions contemplated herein on the Closing Date shall be subject to the performance by Ingram of all of its covenants to be performed hereunder, to the accuracy of the representations and warranties herein contained, and to the fulfillment to Prism's and VCI's satisfaction, on or before the Closing Date, of each of the following conditions, unless waived by Prism and VCI, in their sole discretion, in writing:

               (a) Delivery by Ingram of an executed original of this Agreement and of each of the following documents and of each of the exhibits, documents and ancillary agreements contemplated therein:

                         (i)  the Stockholders Agreement;

                        (ii) UCC-2 Termination Statements with respect to the Old Collateral; and

                       (iii)  the Guaranty Release.

               (b) Delivery and reassignment by Ingram to Lee of the Pledged Shares and to VCI of the Pledged Note.

               (c)  The representations and warranties of Ingram contained in
     Section 5.3 shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date.

               (d) All corporate and other proceedings, including adoption by the Board of Directors of Ingram of resolutions authorizing the consummation of the transactions contemplated herein and authorizing the performance by Ingram of the covenants hereunder, and all actions required to be taken in connection with the transactions contemplated herein, and all documents incident thereto, shall be satisfactory in form and substance to Reorganized Prism and its counsel and Ingram shall have delivered certified copies of the same to Reorganized Prism.

               (e) All legal matters with respect to and all legal documents executed in connection with the transactions contemplated by this Agreement and the other Debt Documents shall be reasonably satisfactory to counsel for Reorganized Prism.

               (f) The entry of an order or orders of the Bankruptcy Court confirming the Plan.

               (g)  The effectiveness of the Merger.

               (h) No provision of any applicable law or regulation, and no judgment, injunction, order or decree shall prohibit the consummation of the transactions contemplated herein.


                                   ARTICLE 11

                                 MISCELLANEOUS

          11.1  Notices.  All notices, requests and other communications to any
                -------
party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

          if to Prism, to:

               Prism Entertainment Corporation
               1888 Century Park East, Suite 350
               Los Angeles, California 90067
               Attention:  Barry L. Collier
               Telecopy:  (310) 203-8036

               with a copy to:

               Loeb & Loeb LLP
               1000 Wilshire Boulevard, Suite 1800
               Los Angeles, California 90017
               Attention:  David L. Ficksman, Esq.
               Telecopy:  (213) 688-3460

          if to VCI:

               (prior to the Effective Time)

               Lee Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Attention:  Robbie Lee
               Telecopy:  (805) 397-7955

               with a copy to:

               Troy & Gould
               1801 Century Park East, 16th Fl.
               Los Angeles, California 90067
               Attention:  William J. Feis, Esq.
               Telecopy:  (310) 201-4746

          if to Ingram:

               Ingram Entertainment, Inc.
               Two Ingram Boulevard
               La Vergne, Tennessee 37089
               Attention:  John Fletcher, Esq., General Counsel
               Telecopy:  (615) 287-4465

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

          11.2     Amendments; No Waivers.
                   ----------------------

          (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          11.3  Successors and Assigns.  The provisions of this Agreement shall
                ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective suc cessors and assigns.

          11.4  Governing Law.  This Agreement shall be construed in accordance
                -------------
with and governed by the laws of the State of California, without giving effect to the conflict of laws principles thereof.

          11.5  Counterparts; Effectiveness.  This Agreement may be signed in
                ---------------------------
any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          11.6  Entire Agreement.  This Agreement (and all attached Exhibits and
                ----------------
Schedules, which are hereby incorporated herein) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement, including without limitation, the Letter of Intent dated September 16, 1996 the Workout Agreement, the Stock Pledge Agreement, the Note Pledge Agreement, the prior Supply Agreement, the Old Warrants and the Old Security Agreements. No representation, inducement, promise, understanding, condition or warranty not set forth herein, or in the Merger Agreement, or in any other Debt Document has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

          11.7  Severability.  If any one or more provisions of this Agreement
                ------------
shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unen forceable provision had never been contained herein.

          11.8  Captions and Section References.  The captions herein are
                -------------------------------
included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to "Sections" without further citation refer to sections of this Agreement.

          11.9  Interpretation.  Where the context or construction requires, all
                --------------
words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

          11.10  Attorneys' Fees.  In the event of any litigation or legal
                 ---------------
proceedings (including arbitration) between the parties hereto, the nonprevailing party shall pay the expenses, including reasonable attorneys' fees and court costs, of the prevailing party in connection therewith. Reorganized Prism shall pay the attorneys' fees (up to $15,000) and expenses for Ingram's outside counsel in connection with this Agreement and the other Debt Documents.

          11.11  No Third-Party Rights.  Nothing in this Agreement, whether
                 ---------------------
express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agree ment, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement.


                                       Lee Video City, Inc., a California
                                       corporation


                                       By  Robert Y. Lee
                                         ---------------------------------------
                                         Its  President
                                            ------------------------------------
                                          /s/ Robert Y. Lee
                                       -----------------------------------------
                                       Robert Y. Lee


                                       Prism Entertainment Corporation, a
                                       Delaware corporation


                                       By  /s/ Barry Collier
                                         ---------------------------------------
                                         Its  President
                                            ------------------------------------

                                       Ingram Entertainment Inc., a Tennessee
                                       corporation


                                       By /s/ Thomas H. Lunn
                                         ---------------------------------------
                                         Its  Vice Chairman
                                            ------------------------------------

                                  SCHEDULE A

          All present and future right, title and interest of Reorganized Prism in or to any property or assets whatsoever, and all rights and powers of Reorganized Prism to transfer any interest in or to any property or assets whatsoever, including, without limitation, any and all of the following
            ---------
property, whether in existence, owned or held, or hereafter acquired, entered into, created or arising, and wherever located:

                    (a)  The Film Library;

                    (b) The Film Library Accounts Receivable and all other accounts receivable, including, all present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to Reorganized Prism or in which Reorganized Prism may have any interest, however created or arising;

                    (c) All present and future accounts, accounts receivable, contract rights, chattel paper, instruments, general intangibles, all tax refunds of every kind and nature to which Reorganized Prism now or hereafter may become entitled, however arising, all other refunds, and all deposits, goodwill, choses in action, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds;

                    (d)  All present and future deposit accounts of
          Reorganized Prism, including, without limitation, any demand, time,
                             ---------
          savings, passbook or like account maintained by Reorganized Prism with any bank, savings and loan association, credit union or like organization, and all money, cash and cash equivalents of Reorganized Prism, whether or not deposited in any such deposit account;

                    (e)  All present and future books and records, including
                                                                   ---------
          without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to Reorganized Prism or the business thereof, all receptacles and containers for such records, and all files and correspondence;

                    (f)  All present and future goods, including, without
                                                       ---------
          limitation, all consumer goods, farm products, inventory, equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles and all other goods used in connection with or in the conduct of Reorganized Prism's business, including without
                                                             ---------
          limitation, all goods as defined in the Uniform Commercial Code;

                    (g)  All present and future inventory and merchandise

          including, without limitation, all present and future goods held for
          ---------
          sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                    (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                    (i) All other tangible and intangible property of Reorganized Prism;

                    (j) All rights, remedies, powers and/or privileges of Reorganized Prism with respect to any of the foregoing; and

                    (k) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general
                     ---------
          intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

provided that the term "New Collateral" shall not include the interest of
                                        -----------------
Reorganized Prism in real property or real property leases ("real property" for the purposes hereof having the same meaning as such term is used in California Code of Civil Procedure Section 726).

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

              Void after 5:00 p.m., Los Angeles, California Time,
                           on [______________], 2003


                        PRISM ENTERTAINMENT CORPORATION

                        Warrant to Purchase Common Stock
                        --------------------------------

          Prism Entertainment Corporation, a Delaware corporation (the "Company"), hereby certifies that Ingram Entertainment Inc., a Tennessee corporation ("Ingram"), and its successors and assigns, is entitled, subject to the terms set forth below and provided that this Warrant has not become void pursuant to the provisions of Section 6 below, to purchase from the Company upon surrender of this Warrant, at any time or times but not before 12:01 a.m., Los Angeles, California time, on [______________], 1996 and not after 5:00 p.m., Los Angeles, California time, on [______________], 2003, which date is the expiration date of this Warrant, the number of fully paid and nonassessable shares (the "Shares") of the Common Stock, par value [$_____] per share, of the Company (the "Common Stock") as hereinafter provided.

          As used herein, the term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder, and the term "Common Stock" includes all stock of any class or classes (however designated) of the Company, the holders of which shall have the right (without limitation as to amount) either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference.

          1.  Compliance with the Securities Act of 1933.
              ------------------------------------------

          The holder of this Warrant agrees that the Company will authorize transfers of this Warrant and all Shares purchased upon exercise hereof only when the securities which the holder desires to transfer have been registered under the Securities

                                   Exhibit A

Act of 1933, as amended (the "Securities Act"), and any applicable state or other jurisdiction's securities laws or when the request for transfer is accompanied by an opinion of counsel (which opinion and the counsel rendering such opinion shall be reasonably acceptable to the Company) to the effect that the sale or proposed transfer does not require registration under the Securities Act or any state or other jurisdiction's securities laws, and the holder agrees that the following legend to such effect, if the Company so desires, may be placed on the certificate or certificates representing any of the Shares purchased upon exercise of this Warrant and a stop transfer order may be placed with respect thereto.

                    THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

          2.     Number of Shares Issuable Upon Exercise of Warrant; Price.
                 ---------------------------------------------------------

          This Warrant may be exercised from time to time, in whole or in part, for up to an aggregate of 852,750 shares of Common Stock at any time, prior to or on such dates, and in such amounts and at such prices, as set forth below:

A.     Number of Shares         Latest Exercise Date         Exercise Price
       ----------------         --------------------         --------------

           200,000             [______________], 2001             $2.00

           200,000             [______________], 2002             $2.25

           200,000             [______________], 2003             $2.50


B. With regard to the Warrant to purchase the remaining 252,750 shares, the holder of the Warrant may exercise this Warrant in whole or in part, in its sole discretion in any order, as follows:

            Number of Shares      Vesting Schedule          Exercise Price
            ----------------      ----------------          --------------
                 114,240            fully vested              $ .51
                  54,360            fully vested              $1.03
                  15,000            fully vested              $1.00
                  69,150          - one third on              $2.00
                                    the date hereof
                                  - one third on
                                    the first anniversary
                                    of the date hereof
                                  - one third on
                                    the second anniversary
                                    of the date hereof

          Subject to the vesting schedule set forth above, all of the Warrants referred to in this subparagraph B shall be exercisable at any time and from time to time for a five year period from the date hereof.

          Upon exercise of this Warrant, the holder hereof shall receive, in addition to the number of shares of Common Stock which it is entitled to receive hereunder, such additional number of shares of capital stock or other securities or property (other than cash) distributed by the Company from time to time after the original issue date of this Warrant with respect to the Common Stock which the holder of this Warrant would have received had the holder exercised the Warrant immediately prior to distribution or issuance of any such shares, securities or property by the Company with respect to the number of shares of Common Stock received upon exercise of this Warrant.

          3.  Adjustment for Reorganization, Consolidation, Merger, Etc.
              ----------------------------------------------------------

          In case of any capital reorganization or reclassification of the Common Stock of the Company, or in case of any consolidation or merger of the Company with or into any other corporation, or in case of any sale to another corporation of the properties and assets of the Company as or substantially as an entirety, then, and in each such case, the holder of this Warrant shall have the right to receive upon the exercise hereof as provided in Section 9 hereof, at any time after the consummation of such reorganization, reclassification, consolidation, merger or sale, the kind and amount of shares of stock or other securities or property receivable upon such reorganization. reclassification, consolidation, merger or sale by a holder of the number of Shares issuable upon exercise of this Warrant if such number of Shares had been held by such holder immediately prior to such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this

Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter receivable upon the exercise of this Warrant. The above provisions of this
Section 3 shall similarly apply to successive reclassifications and changes of Common Stock and to successive consolidations, mergers, sales or conveyances.

          4.  Notice of Dividends, Subscriptions, Reclassifications,
              ------------------------------------------------------
Consolidations, Merger, Etc.
----------------------------

          In case the Company shall pay any dividend or make any distribution (including a cash dividend) to the holders of its Common Stock, or shall offer for subscription to the holders of its Common Stock or any stock of any class of the Company or any other securities, or in the case of any capital reorganization or reclassification of the capital stock of the Company or a consolidation or merger of the Company with another corporation, or the final dissolution, liquidation or winding up of the Company, or a sale of all or substantially all its assets (whether voluntary or involuntary), then in any one or more of said cases, the Company shall mail (first class, postage prepaid) a notice thereof to the holder of this Warrant at the address of said holder on the records of the Company, at least ten days prior to the date on which the books of the Company shall close (or a record shall be taken) for such dividend, distribution or subscription rights, or such reorganization, reclassification, consolidation, merger, dissolution, liquidation, winding up or sale shall take place, as the case may be. Such notice shall also specify the date as of which stockholders of record shall be entitled to participate in such dividend, distribution or subscription rights or to exchange their Shares for other securities or property pursuant to such reorganization, reclassification, consolidation or merger, or to receive their respective distributive shares in the event of such dissolution, liquidation, winding up or sale, as the case may be. Such notice shall also set forth a statement of the effect of such action (to the extent then known), if any, on the exercise price and on the kind and amount of shares of capital stock and property receivable upon exercise of this Warrant.

          5.  Covenants of the Company.
              ------------------------

          The Company covenants and agrees that all Shares which may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company further covenants and agrees that it will at all times have authorized and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.
The Company will not, by amendment to its Charter or through any reorganization, reclassification, consolidation, merger, sale of assets, dissolution. issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant.

          6.  Expiration.
              ----------

          This Warrant shall be void after 5:00 p.m., Los Angeles, California time, on [______________], 2003, and no rights herein given to the holder of this Warrant shall exist thereafter.

          7.  Warrant Holder Not Deemed a Stockholder.
              ---------------------------------------

          No holder of this Warrant as such, shall be entitled to vote or receive dividends or be deemed the holder of shares of Common Stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Shares which he is then entitled to receive upon the due exercise of this Warrant.

          8.  No Limitation on Corporate Action.
              ---------------------------------

          No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Charter, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

          9.  Exercise of Warrant.
              -------------------

          (a)  Full Exercise.  This Warrant may be exercised in accordance
               -------------
with Section 2 by the holder of this Warrant by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at any time on or prior to 5:00 p.m., Los Angeles, California time, on [______________], 2003, at the principal office of the Company's transfer agent (the "Transfer Agent") accompanied by payment either (i) in cash or by certified or official bank check, payable to the order of the Company, or (ii) by the whole or partial tender of that certain Promissory Note of the Company, dated as of ____________, 1996, in the original principal amount of [$1,500,000] (the "Note"), valued at the then outstanding principal balance thereof, plus accrued and unpaid interest thereon, or (iii) any combination of (i) and (ii) above, in any case in the amount of the sum called for by Section 2. Partial tenders of the Note shall be first applied against outstanding accrued interest. The Company agrees to notify the holder of this Warrant as to the address of the Transfer Agent's principal office.

          (b)  Partial Exercise.  This Warrant also may be exercised in part
               ----------------
by surrendering this Warrant in the manner specified in subsection (a) of this
Section 9, except that the number of shares of Common Stock or other securities or property receivable upon the exercise of this Warrant as a whole shall be propor tionately reduced. On any such partial exercise, the Company, at its expense, will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling in the aggregate for the number of shares of Common Stock for which this Warrant shall not have been exercised, issued in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes and subject to the provisions of Section 1 hereof) may direct.

          (c)  Delivery of Stock Certificates, Etc.  As soon as practicable
               ------------------------------------
after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares or other securities or property to which such holder shall be entitled upon such exercise. No fractional Shares will be issued hereunder to any holder hereof; if the number of Shares to be issued hereunder includes a fractional amount, such amount shall be automatically rounded up to the next whole number, and the resultant whole number of Shares shall be issued to the holder, otherwise in accordance herewith.

          10.  Exchange and Transfer of Warrants.
               ---------------------------------

          Subject to the provisions of Section 1 hereof, upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face thereof) to the Company or its Transfer Agent's principal office, the Company, at its expense, will issue and deliver new Warrants of like tenor, calling in the aggregate for the same number of shares of Common Stock in the denomination or denominations requested, to or on the order of such holder and in the name of such holder or as such holder (upon payment to such holder of any applicable transfer taxes) may direct. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner for all purposes without being affected by any notice to the contrary.

          11.  Notices.
               -------

          All communications hereunder shall be in writing and, if sent to Ingram Entertainment Inc., shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Two Ingram Boulevard, La Vergne, Tennessee 37086, Attention: Chief Financial Officer, and if sent to the Company, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to the Company at Prism Entertainment Corporation, 1888 Century Park East, Suite 350, Los Angeles, California 90067.

          12.  Registration Rights.
               -------------------

          The shares of Common Stock issuable upon exercise of this Warrant constitute "Restricted Stock" as defined in that certain Registration Rights Agreement between the Company and Ingram and the holder of this Warrant is entitled to the registration rights provided by such agreement.

Dated:  [______________], 1996

                                       PRISM ENTERTAINMENT CORPORATION



                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


Seal:

Attest:

By:_________________________________
   Secretary

                                   ASSIGNMENT

          FOR VALUE RECEIVED [____________________________________] hereby sells, assigns and transfers unto [______________________________________] the within Warrant and does hereby irrevocably constitute and appoint
[_________________________________________],  Attorney, to transfer the said
Warrant on the books of the within named corporation with full power of substitution in the premises.

Dated:  [_____________, ____]

                                       [_______________________________________]
                                        Signature


               NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

                               SUBSCRIPTION FORM

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF HE DESIRES TO EXERCISE THIS WARRANT

                        PRISM ENTERTAINMENT CORPORATION


The undersigned hereby exercises the right to purchase ____ shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Purchase Price of such shares of Common Stock in full.



                                       _________________________________________
                                       Signature


                                       _________________________________________
                                       Address



Dated:  [_____________, ____]

                         ESCROW AND WARRANT AGREEMENT


          This Escrow and Warrant Agreement (the "Agreement") is made and entered into as of ________________, 1996, by and among Prism Entertainment Corporation, a Delaware corporation (the "Company"); Robert Y. Lee, an individual resident of California, on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (collectively, with the Trust, "Lee") and ___________________ (collectively, the "Grantors"); Ingram Entertainment, Inc., a Tennessee corporation ("Ingram") and _____________________ a _____________ ("Escrow Agent") with reference to the following:

                                   RECITALS

          A. Lee Video City, Inc. ("VCI") and the Company have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended, with respect to the merger of VCI into the Company (the "Merger").

          B. In connection with the Merger, the Grantors will be issued and own shares of the Common Stock of the Company (the "Common Stock").

          C. Pursuant to that certain Override Agreement dated as of November 19, 1996 (the "Override Agreement"), among the Company, VCI, Lee and Ingram, the Grantors have agreed to grant to Ingram a warrant to purchase the number of fully paid and nonassessable shares ("Shares") of the Common Stock as hereinafter provided.

          NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1.  Deposit of Shares.  Simultaneously with the consummation of the
              -----------------
Merger, the Company, on behalf of the Grantors, will deposit in escrow (the "Escrow") with the Escrow Agent an aggregate of 410,444 Shares (the "Warrant Shares") of Common Stock representing 8.5% of the aggregate number of shares of Common Stock (net of 250,000 shares of Lee that are subject to redemption pursuant to (S) 8.2(g) of the Merger Agreement) issued to the shareholders of VCI pursuant to the Merger. The allocation of the Warrant Shares (the "Allocation") among the Grantors is set forth on Schedule A attached hereto, and certificates representing the Warrant Shares shall be issued in the names of the Grantors in accordance with Schedule A. Receipt of the Warrant Shares is hereby acknowledged by the Escrow

                                   Exhibit B

Agent. Escrow Agent shall hold the Warrant Shares as provided in this Agreement. Ingram, Lee and the Grantors understand and agree that the Warrant Shares are "restricted securities" as defined under Rule 144 of the Securities Act of 1933 as amended (the "Securities Act") and the certificate(s) evidencing the Warrant Shares shall bear a legend to the following effect:

                    THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER SUCH SECURITIES ACT OR SUCH APPLICABLE STATED SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.


          2.  Grant of Warrant.  Grantors hereby grant to Ingram, subject to the
              ----------------
terms set forth below, a warrant (the "Warrant") to purchase the Warrant Shares from the Grantors at any time and from time to time, in whole or in part, but not before 12:01 a.m., Los Angeles, California time, on [______________], 1996 and not after 5:00 p.m., Los Angeles, California time, on [______________], 2001, which date is the expiration date of this Warrant (the "Expiration Date") at an exercise price of $.6085 per share. This Warrant is being granted in substitution for, and in cancellation of, a previous warrant which VCI had granted to Ingram to purchase 8.5% of the aggregate fully diluted capital stock of VCI.

          3.  Number of Shares Issuable Upon Exercise of Warrant.
              --------------------------------------------------

          Upon exercise of this Warrant, the holder hereof shall receive, in addition to the number of Warrant Shares which it is entitled to receive hereunder and to the extent the following distributions are otherwise distributed to the Grantors, such additional number of shares of capital stock or other securities or property (other than cash) distributed by the Company from time to time after the original date of this Agreement with respect to the Common Stock which the holder of this Warrant would have received had the holder exercised the Warrant immediately prior to distribution or issuance of any such shares, securities or property by the Company with respect to the number of Warrant Shares. Grantor shall deposit with the Escrow Agent upon receipt thereof all such additional shares of capital stock or other securities or property.

          4.  Adjustment for Reorganization, Consolidation, Merger, Etc.
              ----------------------------------------------------------

          In case of any capital reorganization or reclassification of the Common Stock, or in case of any consolidation or merger of the Company with or into any other corporation, or in case of any sale to another corporation of the properties and assets of the Company as or substantially as an entirety, and, with respect to all of the foregoing, to the extent the following right would otherwise inure to the benefit of the Grantors, then, and in each such case, the holder of this Warrant shall have the right to receive upon the exercise hereof, at any time after the consummation of such reorganization, reclassification, consolidation, merger or sale, the kind and amount of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares issuable upon exercise of this Warrant if such number of shares had been held by such holder immediately prior to such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter receivable upon the exercise of this Warrant. The above provisions of this
Section 5 shall similarly apply to successive reclassifications and changes of Common Stock and to successive consolidations, mergers, sales or conveyances. Grantor shall deposit with the Escrow Agent upon receipt thereof all such additional shares of capital stock or other securities or property.

          5.  Notice of Dividends, Subscriptions, Reclassifications,
              ------------------------------------------------------
Consolidations, Merger, Etc.
----------------------------

          In case the Company shall pay any dividend or make any distribution (including a cash dividend) to the holders of its Common Stock, or shall offer for subscription to the holders of its Common Stock or any stock of any class of the Company or any other securities, or in the case of any capital reorganization or reclassification of the capital stock of the Company or a consolidation or merger of the Company with another corporation, or the final dissolution, liquidation or winding up of the Company, or a sale of all or substantially all its assets (whether voluntary or involuntary), then in any one or more of said cases, the Company shall mail (first class, postage prepaid) a notice thereof to the holder of this Warrant at the address of said holder on the records of the Company, at least ten days prior to the date on which the books of the Company shall close (or a record shall be taken) for such dividend, distribution or subscription rights, or such reorganization, reclassification, consolidation, merger, dissolution, liquidation, winding up or sale shall take place, as the case may be. Such notice shall also specify the date as of which stockholders of record shall be entitled to participate in such dividend, distribution or subscription rights or to exchange their Shares for other securities or property pursuant to such reorganization, reclassification, consolidation or merger, or to receive their respective distributive shares in the event of such dissolution, liquidation, winding up or sale, as the case may be. Such notice shall also set forth a statement of the effect of such action (to the extent then known), if any, on the exercise price and on the kind and amount of shares of capital stock and property receivable upon exercise of this Warrant.

          6.  Covenants of Grantors.
              ---------------------

          The Grantors covenant and agree that they will at all times have deposited in Escrow with the Escrow Agent the Warrant Shares, together with such duly executed and endorsed stock powers and other instruments of assignment or transfer relating thereto as the holder hereof may reasonably require to provide for the exercise of the rights represented by this Warrant. Grantors will not avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times in good faith carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant.

          7.  Warrant Holder Not Deemed a Stockholder.
              ---------------------------------------

          No holder of this Warrant as such shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant of the Warrant Shares which he is then entitled to receive upon the due exercise of this Warrant.

          8.  Exercise of Warrant.
              -------------------

          (a)  Full Exercise.  This Warrant may be exercised in accordance with
               -------------
Section 2 by the holder of this Warrant by delivering the form of subscription at the end hereof duly executed by such holder, to the Escrow Agent at any time on or prior to 5:00 p.m., Los Angeles, California time, on the Expiration Date, at the principal office of the Escrow Agent accompanied by payment in cash or by certified or official bank check, payable to the order of the Company, of the sum called by Section 2. The Grantors agree to notify the holder of this Warrant as to any change in the address of the Escrow Agent's principal office.

          (b)  Partial Exercise.  This Warrant also may be exercised in part in
               ----------------
the manner specified in subsection (a) of this Section 8, except that the number of shares of Common Stock or other securities or property receivable upon any subsequent exercise of this Warrant as a whole shall be proportionately reduced.

          (c)  Pro-Rata Exercise.  This Warrant shall be deemed to be
               -----------------
exercised against each of the Grantors on a pro-rata basis in accordance with the Allocation.

          (d)  Delivery of Stock Certificates, Etc.  As soon as practicable
               ------------------------------------
after any exercise of this Warrant and payment of the sum payable upon such exercise, and in any event within 10 days thereafter, the Escrow Agent at the Grantors' expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, a certificate or certificates for the number of fully paid and non-assessable Warrant Shares or other securities or property to which such holder shall be entitled upon such exercise. No fractional shares will be issued hereunder to any holder hereof; if the number of shares to be issued hereunder includes a fractional amount, such amount shall be automatically rounded up to the next whole number, and the resultant whole number of Warrant Shares shall be issued to the holder, otherwise in accordance herewith.

          9.  Transfer of Warrants.
              --------------------

          Subject to the provisions of Section 3 hereof, upon notice of assignment to the Escrow Agent's principal office, the holder of this Warrant may transfer all or part of its right to the Warrant.

          10.  Notices.
               -------

          All communications hereunder shall be in writing and, if sent to Ingram Entertainment Inc., shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to Two Ingram Boulevard, La Vergne, Tennessee 37089, Attention: Chief Financial Officer, and if sent to the Grantors, shall be mailed by registered or certified mail or delivered or telegraphed and confirmed in writing to the Grantors to Robert Y. Lee, as agent for the Grantors addressed as follows: _________________________________________
_______________________________ and to the Escrow Agent, addressed to the principal office of the Escrow Agent.

          11.  Provisions Regarding Escrow Agent.  The following provisions
               ---------------------------------
shall control with respect to the rights, duties and liabilities of the Escrow
Agent:

          (a)  No Responsibility for Validating or Sufficiency.  The Escrow
               -----------------------------------------------
Agent shall have no duty to know or determine the performance or non-performance of any provision of any agreement between the other parties hereto, including, but not limited to, the Override Agreement, and the original or a copy of any such agreement deposited with the Escrow Agent shall not bind the Escrow Agent in any manner. The Escrow Agent assumes no responsibility for the validity or sufficiency of any documents or papers or payments deposited or called for hereunder except as may be expressly and specifically set forth herein, and the duties and responsibilities of the Escrow Agent hereunder are limited to those expressly stated herein.

          (b)  Modification and Amendments.  The provisions of this Agreement
               ---------------------------
may be supplemented, altered, amended modified or revoked only by a writing signed by the Grantors and Ingram and approved in writing by the Escrow Agent.

          (c)  Exculpation of Escrow Agent.  The Escrow Agent shall not be
               ---------------------------
personally liable for any act it may do or omit to do hereunder as such agent while acting in good faith and in the exercise of its own best judgment, and any act done or omitted by it pursuant to the written advice of its own attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right at any time to consult with its counsel upon any question arising hereunder and shall incur no liability for any delay reasonably required to obtain the advice of counsel.

          (d)  Conflicting Notices.  Other than those which are specifically
               -------------------
referred to in this Escrow Agreement, the Escrow Agent is hereby authorized to disregard any and all notices or warnings given by the Grantors or Ingram, or by any other person, firm or corporation, except that the Escrow Agent is hereby expressly authorized to comply with any and all final processes, orders, judgments or decrees of any court. To the extent the Escrow Agent obeys or complies with any process, order, judgment or decree of any court, it shall not be liable to any other party hereto or to any other person, firm or corporation by reason of such compliance.

          (e)  Fees and Expenses of Escrow Agent.  In consideration of the
               ---------------------------------
acceptance of this Escrow by the Escrow Agent (as evidenced by its signature below), the Company shall, for itself and its successors and assigns, pay Escrow Agent its reasonable charges, fees and expenses hereunder.

          (f)  Authority of Signing Parties.  The Escrow Agent shall be under
               ----------------------------
no duty or obligation to ascertain the identity, authority or right of the Grantors, Ingram or the Company (or their agents) to execute or deliver this Agreement or any documents, certificates, or payments deposited, delivered or given hereunder.

          (g)  No Liability for Lapse of Rights.  The Escrow Agent shall not be
               --------------------------------
liable for the lapse of any rights under any statute of limitations or by reason of laches with respect to this Agreement or any funds, securities, documents or papers deposited, delivered or given hereunder.

          (h)  Duties in Event of Dispute.  In the event of any dispute among
               --------------------------
the parties hereto as to any fact or matter relating hereto or to the transactions contemplated in the Override Agreement, the Escrow Agent is instructed that it shall be under no obligation to act except under process or order of court, or if there be no such process or order, until it has filed or caused to be filed an appropriate action impleading the Grantors, Ingram and the Company. The Escrow Agent shall sustain no liability for its failure to act pending such process of court, order or impleader action.

          (i)  Resignation.  The Escrow Agent, or any successor Escrow Agent,
               -----------
may at any time resign by giving notice in writing to the Grantors, the Company and Ingram and shall be discharged from its duties under this Escrow Agreement on the first to occur of the appointment of a successor Escrow Agent as provided in this Section, or the expiration of thirty (30) calendar days after such resignation notice is given. In the event of any such resignation, a successor Escrow Agent shall be appointed within thirty (30) days by the agreement of the Grantors and Ingram. Any successor Escrow Agent shall deliver to the Company, the Grantors and Ingram a written instrument accepting appointment under this Agreement, and thereupon it shall succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive any funds, securities, documents, instruments, certificates, checks, or agreements held by the predecessor Escrow Agent.

          (j)  Replacement.  At their option, the Grantors and Ingram may
               -----------
terminate the appointment of Escrow Agent hereunder and appoint another person as escrow agent in its place. Upon any such appointment, the escrow agent so replaced shall deliver to the successor escrow agent all of the Warrant Shares and such other documents, certificates and agreements held by it hereunder and the successor escrow agent shall assume all rights and duties of "Escrow Agent" hereunder.

          (k)  Waiver of Right to Set-Off.  Escrow Agent hereby waives the
               --------------------------
benefit of, and any right to, any setoff or recoupment or any other claim it may have now or hereafter have in or with respect to the Warrant Shares.

          (l)  Discharge.  Escrow Agent, having delivered all of the funds,
               ---------
securities, documents, instruments, checks, certificates or agreements pursuant to the terms of this Agreement, shall be discharged from any further obligation hereunder.

          (m)  Indemnity.  In the event Escrow Agent becomes involved in
               ---------
litigation in connection with this Escrow Agreement, or any transaction related in any way hereto, the Company, the Grantors and Ingram, jointly and severally, shall indemnify and save the Escrow Agent harmless from all loss, cost, damage, expense and attorneys' fees suffered or incurred by the Escrow Agent as a result thereof, except for any loss, cost, damage, or expense resulting from the Escrow Agent's breach of this Agreement or its willful misconduct or gross negligence.

          12.  Return of Warrant Shares.  The Escrow Agent shall return to the
               ------------------------
Grantors or their designees all Warrant Shares remaining after the Expiration Date.

Dated:  [________________], 1996



                                       _________________________________________
                                       Robert Y. Lee


                                       _________________________________________


                                       Escrow Agent


                                       By:______________________________________



                                       INGRAM ENTERTAINMENT INC.


                                       By:______________________________________



                                       PRISM ENTERTAINMENT CORPORATION


                                       By:______________________________________

                                   ASSIGNMENT

          FOR VALUE RECEIVED [____________________________________] hereby sells, assigns and transfers unto [______________________________________] the within Warrant and does hereby irrevocably constitute and appoint
[_________________________________________],  Attorney, to transfer the said
Warrant on the books of the within named corporation with full power of substitution in the premises.

Dated:  [_____________, ____]

                                       [________________________________]
                                        Signature


               NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.

                               SUBSCRIPTION FORM

                    TO BE EXECUTED BY THE REGISTERED HOLDER
                     IF IT DESIRES TO EXERCISE THIS WARRANT

                        PRISM ENTERTAINMENT CORPORATION


To:  [ESCROW AGENT]

The undersigned hereby exercises the right to purchase the shares of Common Stock covered by this Warrant according to the conditions thereof and herewith makes payment of the Exercise Price of such shares of Common Stock in full.




                                       _________________________________________
                                       Signature



                                       _________________________________________
                                       Address



                                       _________________________________________
                                       Number of shares of Common Stock Being
                                       Purchased

Dated:  [_____________, ____]

                           GUARANTY RELEASE AGREEMENT
                           --------------------------


          This Guaranty Release Agreement ("Agreement") is entered into as of [______________], 1996, by and between Ingram Entertainment Inc., a Tennessee corporation ("Ingram"), Robert Y. Lee ("Lee"), an individual and a resident of California, on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"), and Lee Video City, Inc., a California corporation ("VCI"), with respect to the following:

                                    RECITALS
                                    --------

          A. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings ascribed to them in that certain Override Agreement (the "Override Agreement") dated as of November 19, 1996, by and among VCI, Lee (on behalf of himself and as trustee of the Trust), Prism Entertainment Corporation, a Delaware corporation ("Prism"), and Ingram.

          B. VCI and Prism have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996 with respect to the merger (the "Merger") of VCI into Prism.

          C. In connection with the Merger, VCI, Lee, Prism and Ingram have entered into the Override Agreement which sets forth the terms and conditions upon which such parties have agreed to, among other things, the restructuring of the VCI Debt.

          D. Pursuant to Section 2.1 of the Override Agreement, Lee and Ingram have agreed to enter into this Agreement, to more fully set forth the terms and conditions relating to the termination of the Workout Agreement, the Stock Pledge Agreement, the Note Pledge Agreement and Lee Guaranty (collectively, the "Old Debt Agreements"), and the release of Lee, the Trust and VCI from all obligations thereunder.

          NOW, THEREFORE, in consideration of the foregoing premises and the promises contained in the Override Agreement and this Agreement, and in consideration of other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto hereby agree, covenant and consent as follows:



                                   Exhibit C

          1. As of the date hereof, the Workout Agreement, the Stock Pledge Agreement, the Note Pledge Agreement and the Lee Guaranty are hereby terminated and cancelled, and shall be of no further force or effect.

          2. Ingram, for itself and on behalf of (as applicable) its respective officers, directors, shareholders, representatives, agents, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, hereby releases and forever discharges Lee, the Trust and VCI and (as applicable) each of their respective past, present, and future officers, directors, shareholders, agents, representatives, administrators, executors, predecessors in interest, successors in interest, heirs and assigns, and all other persons, firms or corporations with whom any of the latter have been, are now, or may hereafter be affiliated, from all past, present and future claims, demands, obligations, and causes of action of any nature whatsoever, whether in tort (including, without limitation, acts of active negligence), contract or any other theory of recovery in law, admiralty or equity, whether for compensatory or punitive damages, equitable relief or otherwise, and whether now known or unknown, suspected or unsuspected, that are based upon or arise out of or in connection with any of the Old Debt Agreements; provided, however, that the
                                                --------  -------
foregoing shall not constitute a release of any party from any liability or any other obligation imposed under, or otherwise arising with respect to, the Override Agreement, the Note or the other Debt Documents.

          3. Lee, the Trust and VCI, for themselves and on behalf of (as applicable) their respective officers, directors, shareholders, representatives, agents, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, hereby release and forever discharge Ingram and (as applicable) each of Ingram's respective past, present, and future officers, directors, shareholders, agents, representatives, administrators, executors, predecessors in interest, successors in interest, heirs and assigns, and all other persons, firms or corporations with whom any of the latter have been, are now, or may hereafter be affiliated, from all past, present and future claims, demands, obligations, and causes of action of any nature whatsoever, whether in tort (including, without limitation, acts of active negligence), contract or any other theory of recovery in law, admiralty or equity, whether for compensatory or punitive damages, equitable relief or otherwise, and whether now known or unknown, suspected or unsuspected, which are based upon or arise out of or in connection with the Workout Agreement or any of the other Old Debt Agreements. (All of the released matters set forth in Section 2 above and in this Section 3 are collectively referred to herein as the "Released Matters.")

          4. The filing or bringing by any party to this Agreement of any claim, demand, obligation or cause of action against any person released hereunder in connection with any Released Matter shall constitute a breach of this Agreement.

          5. The parties hereto represent, warrant and agree that in entering into this Agreement, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained, or embodied in this Agreement or the Override Agreement, the Note or the other Debt Documents. The parties hereto understand and expressly assume the risk that any fact not recited, contained or embodied herein or therein may turn out hereafter to be other than, different from or contrary to the facts now known to them or believed by them to be true. Nevertheless, the parties intend by this Agreement, and with the advice of their own independently selected counsel, to release fully, finally and forever all Released Matters and agree that this Agreement shall be effective in all respects notwithstanding any such difference in facts and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

          6. The parties hereto hereby represent and warrant that they have not heretofore assigned or transferred or purported to assign or transfer to any person or entity all or any part of or any interest in any claim, contention, demand or cause of action relating to any Released Matters. Each party agrees to indemnify and to hold harmless each other party against any claim, contention, demand, cause of action, obligation and liability of any nature, character or description whatsoever, including the payment of attorneys' fees and costs actually incurred, whether or not litigation is commenced, which may be based upon or which may arise out of or in connection with any such assignment or transfer or purported assignment or transfer.

          7.  Miscellaneous Provisions:
              ------------------------

          (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective partners, officers, directors, shareholders, employees, agents, independent contractors and the successors, assigns, heirs, executors, administrators and representatives of each of the foregoing.

          (b) In the event of any action, suit or other proceeding concerning the negotiation, interpretation, validity, performance or breach of this Agreement, the prevailing party or parties shall be entitled to recover all of such party's attorneys' fees, expenses and costs, not limited to costs of suit, incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions relating thereto.

          (c) This Agreement and the Override Agreement and Debt Documents constitute and are intended to constitute the entire agreement of the parties hereto concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any party, except as specifically set forth herein or therein. All prior discussions and negotiations with respect to the subject matter hereof are superseded by this Agreement and the Override Agreement and Debt Documents.

          (d) If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, the remaining provisions, and any partially invalid or unenforceable provisions, to the extent valid and enforceable, shall nevertheless be binding, valid and
enforceable.   Notwithstanding the foregoing severability provision, the parties hereto reserve the right to rescind this Agreement in the event that a court of competent jurisdiction holds that a provision of this Agreement is unenforceable, in whole or in part; provided that such unenforceability constitutes a material failure of consideration for the parties hereto entering into this Agreement.

          (e) The parties shall, from time to time, promptly execute and deliver such further instruments, documents and papers and perform such further acts as may be necessary or proper to carry out and effect the terms of this Agreement.

          (f) This Agreement may not be modified or terminated orally and no modification, termination or waiver shall be valid unless in writing and signed by all of the parties.

          (g) When necessary herein, all terms used in the singular shall apply to the plural, and vice versa, and all terms used in the masculine shall apply to the neuter and feminine genders, and vice versa.

          (h) This Agreement shall be construed according to and governed by the laws of the State of [CALIFORNIA].

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       Lee Video City, Inc.,
                                       a California corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


                                       _________________________________________
                                       Robert Y. Lee


                                       Robert Y. Lee Revocable Living Trust
                                       UDT 1/9/91


                                       By:______________________________________
                                          Robert Y. Lee, Trustee


                                       Ingram Entertainment Inc.,
                                       a Tennessee corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                               LOCK-UP AGREEMENT


          This Lock-Up Agreement ("Agreement") is entered into as of _______ __, 1996, by and between Robert Y. Lee ("Lee"), an individual and a resident of California, Barry Collier ("Collier"), an individual and a resident of California, and Ingram Entertainment Inc., a Tennessee corporation ("Ingram"), with respect to the following facts:

                                   RECITALS
                                   --------

          A. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings ascribed to them in that certain override agreement (the "Override Agreement") dated as of November 19, 1996, by and among Lee Video City, Inc., a California corporation ("VCI"), Lee on behalf of himself and as trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"), Prism Entertainment Corporation, a Delaware corporation ("Prism"), and Ingram.

          B. VCI and Prism have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Amendment, dated as of November 19, 1996 (as amended, the "Merger Agreement") with respect to the merger (the "Merger") of VCI into Prism.

          C. In connection with the Merger, VCI, Lee, Prism and Ingram have entered into the Override Agreement which sets forth the terms and conditions upon which such parties have agreed to, among other things, restructure the VCI Debt.

          D. This Agreement is being delivered pursuant to Article 9 of the Override Agreement.

          NOW, THEREFORE, in consideration of the promises and mutual covenants and obligations set forth in the Override Agreement and in this Agreement, Lee, Collier and Ingram hereby agree as follows:

          1.  Lock-Up.
              -------

              1.1 Except as expressly provided for in this Agreement, Lee (including the Trust) and Collier shall not, without the prior written consent of Ingram, directly or indirectly, issue, offer to sell, sell, grant an option for the purchase of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose (pursuant to Rule 144 of the regulations under the Securities Act, or otherwise) of any of their respective Lock-Up Shares, or dispose of any beneficial interest therein.


                                   Exhibit D

              1.2 This Agreement, and all of the restrictions relating to the Lock-Up Shares contained herein, shall terminate on that date which is the earlier of (i) ninety days after Lee ceases to be an employee or consultant on a substantially full time basis with the Company or (ii) that date upon which 80% of the Remaining Debt has been paid to Ingram. Immediately after any termination of this Agreement pursuant to this Section, the legend imposed pursuant to
Section 1.3 below shall, upon request of Lee or Collier, as applicable, be removed from any stock certificates representing the Lock-Up Shares.

              1.3 Lee and Collier understand and agree that the following legend, or such other legend as shall be in a form and substance satisfactory to Ingram, shall be set forth on each certificate representing the respective Lock-Up Shares registered in the name of, or beneficially owned by, as applicable, Lee or Collier.

          THE HOLDER OF THIS CERTIFICATE HAS AGREED, NOT TO DIRECTLY OR INDIRECTLY OFFER TO SELL, GRANT AN OPTION FOR THE SALE OF, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE ENCUMBER OR DISPOSE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, OR TO DISPOSE OF ANY BENEFICIAL INTEREST THEREIN, PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933, AS AMENDED, OR OTHERWISE, EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF INGRAM ENTERTAINMENT INC. OR (B) AS PERMITTED BY THAT CERTAIN LOCK-UP AGREEMENT DATED ____________ [__], 1996, ENTERED INTO BY THE HOLDER HEREOF AND INGRAM ENTERTAINMENT INC.

          2.  Escrow Agent.  At all times during the term of this Agreement, the
              ------------
Lock-Up Shares subject to this Agreement will be held by [___________________ ___________________________________] or such other escrow agent that is mutually acceptable to Lee, Collier and Ingram, pursuant to the terms and conditions of an escrow agreement substantially in the form, and containing the substance, of Exhibit A, which is attached hereto and incorporated herein by this reference.

          3.  Miscellaneous.
              -------------

              3.1  Notices.  All notices, requests and other communications to
                   -------
any party hereunder shall be in writing and shall be given to such party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereinafter specify by notice to each other party hereto:

          if to Lee:

               Robbie Lee
               Lee Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Telecopy:  (805) 397-5982

               with a copy to:

               Troy & Gould
               1801 Century Park East, 16th Fl.
               Los Angeles, California 90067
               Attention:  William I. Feis, Esq.
               Telecopy:  (310) 201-4746

          if to Collier:

               Barry Collier
               Prism Entertainment Corporation
               1888 Century Park East, Suite 350
               Los Angeles, California 90067
               Telecopy:  (310) 203-8036

          if to Ingram:

               Ingram Entertainment Inc.
               Two Ingram Boulevard
               La Vergne, Tennessee 37089
               Attention:  John Fletcher, Esq., General Counsel
               Telecopy:  (615) 287-4465

Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, properly addressed or, (iii) if given by any other means, when delivered at the address specified herein.

              3.2  Amendments; No Waivers.
                   ----------------------

                   (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

                   (b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

              3.3  Successors and Assigns.  The provisions of this Agreement
                   ----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

              3.4  Governing Law.  This Agreement shall be construed in
                   -------------
accordance with and governed by the laws of the State of California, without giving effect to the conflict of laws principles thereof.

              3.5  Counterparts; Effectiveness.  This Agreement may be signed in
                   ---------------------------
any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              3.6  Entire Agreement.  This Agreement constitutes the entire
                   ----------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter of this Agreement, including without limitation, the Letter of Intent dated September 16, 1996, the Workout Agreement, the Stock Pledge Agreement, the Note Pledge Agreement, the Prior Supply Agreement, the Old Warrants and the Old Security Agreements. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto.

              3.7  Severability.  If any one or more provisions of this
                   ------------
Agreement shall, for any reasons, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

              3.8  Captions and Section References.  The captions herein are
                   -------------------------------
included for convenience of reference only and shall be ignored in the construction or interpretation hereof. All references to "Sections" without further citation refer to sections of this Agreement.

              3.9  Interpretation.  Where the context or construction requires,
                   --------------
all words applied in the plural shall be deemed to have been used in the singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tense shall include the past and future tense, and vice versa.

              3.10  Attorneys' Fees.  In the event of any litigation or legal
                    ---------------
proceedings (including arbitration) between the parties hereto, the nonprevailing party shall pay the expenses, including reasonable attorneys' fees and court costs, of the prevailing party in connection therewith.

              3.11  No Third-Party Rights.  Nothing in this Agreement, whether
                    ---------------------
express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties to it and their respec tive successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third Persons to any party to this Agree ment, nor shall any provision give any third Persons any right of subrogation or action over against any party to this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       _________________________________________
                                       Robert Y. Lee


                                       _________________________________________
                                       Barry Collier


                                       Ingram Entertainment Inc., a Tennessee
                                       corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                               SECURITY AGREEMENT
                               ------------------


          This SECURITY AGREEMENT, dated as of [______________], 1996, is made by [REORGANIZED PRISM], a Delaware corporation ("Debtor"), in favor of Ingram Entertainment Inc., a Tennessee corporation ("Secured Party"), with reference to the following facts:

                                    RECITALS
                                    --------

          A. Unless otherwise defined, all capitalized terms used in this Agreement shall have the meanings ascribed to them in that certain Override Agreement (the "Override Agreement") dated as of November 19, 1996, by and among Lee Video City, Inc., a California corporation ("VCI"), Robert Y. Lee ("Lee") on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91, Debtor and Secured Party.

          B. VCI and Debtor have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended, with respect to the merger (the "Merger") of VCI into Debtor.

          C. In connection with the Merger, VCI, Lee, Debtor and Secured Party have entered into the Override Agreement which sets forth the terms and conditions upon which such parties have agreed to, among other things, restructure the VCI Debt.

          D. Under Section 2.1 of the Override Agreement, Debtor and Secured Party have agreed to enter into this Agreement, to more fully set forth the terms and conditions relating to the grant of a security interest by Debtor to Secured Party, in connection with the making of the Note which evidences the Remaining Debt.

          NOW, THEREFORE, in order to induce Secured Party to enter into the Override Agreement and make the loan evidenced by the Note, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

          1.  Definitions.  Terms not otherwise defined in this Agreement or the
              -----------
Override Agreement shall have the meanings given such terms in the Uniform Commercial Code. The following terms shall have the meanings respectively set forth below:

                                   Exhibit E

          "Agreement" means this Security Agreement and any extensions,
           ---------
modifications, renewals, restatements, supplements or amendments hereof.

          "Collateral" means all of Debtor's right, title and interest in and to
           ----------
the property and interests in property described on Schedule I attached hereto.

          "Copyright Mortgage" means a mortgage in respect of the Film Library
           ------------------
and the Film Library Accounts Receivable in such form as is acceptable to Ingram.

          "Imperial Bank" means Imperial Bank and any person or entity that
           -------------
obtains any rights of Imperial Bank relating to the Collateral.

          "Obligation" means the obligation of Debtor to pay the indebtedness
           ----------
evidenced by the Note and to perform all other obligations under the Debt Documents.

          "Security Interest" means the lien on, and security interest in, the
           -----------------
Collateral that has been granted to Secured Party pursuant to this Agreement.

          2.  Grant of Security Interest.  For valuable consideration, as
              --------------------------
security for the timely performance of the Obligation, Debtor hereby assigns and grants to Secured Party, a security interest in, and a lien on the Collateral, subject only to the existing lien of Imperial Bank in the Film Library and the Film Library Accounts Receivable. Secured Party shall release its Security Interest in the Collateral other than in the Film Library and the Film Library Accounts Receivable if, and at such time as, the Remaining Debt is reduced by at least 80% within twelve months from the date hereof.

          3.  Further Assurances. At any time and from time to time at the
              ------------------
request of Secured Party, Debtor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance reasonably satisfactory to Secured Party, as shall be necessary or reasonably desirable to perfect to the fullest extent possible the Security Interest. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the Security Interest to the fullest extent possible. Before and after the occurrence of any Event of Default, at Secured Party's request, Debtor shall execute all such further financing statements, instruments and documents, including, but not limited to, the Copyright Mortgage, and shall do all such further acts and things, as may be deemed necessary or reasonably desirable by Secured Party to create and perfect, and to continue and preserve, the Security Interest. With respect to any Collateral consisting of instruments, documents, certificates of title or the like, as to which the Security

Interest are required to be perfected by, or the priorities thereof are required to be assured by, possession of or notation on the certificate of title pertaining to such Collateral, Debtor will upon demand of Secured Party and subject to the rights of Imperial Bank, deliver possession of same in pledge to Secured Party, or note the lien of Secured Party evidenced hereunder on such certificate of title in favor of Secured Party for the benefit of Secured Party.

          4.  Debtor's Representations, Warranties and Agreements.  Except as
              ---------------------------------------------------
otherwise disclosed to Secured Party in writing concurrently herewith, Debtor represents, warrants and agrees that: (a) the Security Interest granted in the Collateral is a security indefeasible by any third party except Imperial Bank (as to the Film Library and Film Library Accounts Receivable only); (b) except for financing statements in favor of Secured Party or Imperial Bank (as to the Film Library and Film Library Accounts Receivable only), no financing statement covering any of the Collateral or the proceeds thereof is on file in any public office or held by any Person or entity; (c) Debtor has and will continue to have, except for security interests granted in favor of Secured Party and Imperial Bank (as to the Film Library and Film Library Accounts Receivable only), full title to the Collateral, free from any lien, security interest, encumbrance or claim, and full power and authority to grant to Secured Party the Security Interest, and will, at its sole cost and expense, defend any action which might materially affect the Collateral or the Security Interest; (d) Debtor will pay, prior to delinquency, all taxes, charges, liens and assessments against the Collateral, and upon its failure to pay or so contest such taxes, charges, liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (e) the Collateral will not be used for any unlawful purpose or in violation of any law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (f) Debtor will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like property; (g) Debtor will take all reasonable steps to preserve and protect the Collateral; (h) Debtor will maintain, with responsible insurance companies, insurance covering the Collateral against insurable losses and, to the extent possible, will cause Secured Party to be designated as loss payee with respect to such insurance, will obtain the written agreement of the insurers that such insurance shall not be cancelled without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (i) Debtor will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by
Section 7 hereof, Debtor will not remove or permit to be removed any part of the Collateral from its existing places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business; and
(j) Debtor will not move its principal place of business without giving at least 30 days notice to Secured Party; and (k) the address(es) set forth on Schedule A to this Agreement are Debtor's only places of business and the locations of all tangible Collateral and the places where the records concerning all intangible Collateral are kept and/or maintained.

          5.  Secured Party's Rights Regarding Collateral.  At any time
              -------------------------------------------
(whether or not an Event of Default has occurred, except as provided in clause
(b) below), without notice or demand and at the expense of Debtor, and subject to the rights of Imperial Bank, Secured Party may, to the extent it may be necessary or reasonably desirable to protect the Security Interest, but Secured Party shall not be obligated to: (a) enter upon any premises on which any Collateral is situated and examine the same or (b) after an Event of Default has occurred and is continuing, perform any obligation of Debtor under this Agreement. At any time and from time to time (except as provided in clause
(iii) below), at the expense of Debtor and subject to the rights of Imperial Bank, Secured Party may to the extent it may be necessary or reasonably desirable to protect the Security Interest, but Secured Party shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned to Secured Party; (ii) at any time and from time to time request from obligors on the Collateral, in the name of Debtor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon; and
(iii) after an Event of Default has occurred and is continuing, cause the Collateral to be registered in the name of Secured Party, as legal owner.
Debtor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Debtor will at any time at Secured Party's request mark the Collateral and/or Debtor's ledger cards, books of account, and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to the Security Interest. Secured Party shall at all times on notice have full access to and the right to audit any and all of Debtor's books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party may deem necessary or desirable to protect its interests. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, or make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor, or notices of any other nature whatsoever in connection with the Collateral or the Obligation. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of Debtor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

          6.  Debtor's Right to Sell the Film Library.  Notwithstanding any
              ---------------------------------------
right of Secured Party or obligation of Debtor to the contrary, whether contained in this Agreement or in any of the other Debt Documents, so long as the Imperial Indebtedness remains outstanding to a party other than an Affiliate of Debtor, Debtor shall at all times and from time to time have the right, in its sole discretion, to sell all or part of the Film Library to an unrelated third party in an arms-length transaction provided Debtor delivers written notice thereof to Secured Party not less than 30 days prior to the closing of such sale, which notice shall set forth the purchase price, closing date, identity of the purchaser and other significant terms of the sale and provided that the indebtedness to Imperial Bank is reduced only to the extent of cash received by Debtor as a result of the sale of the Film Library. Debtor hereby covenants that all proceeds received by Debtor with respect to any such sale shall first be applied to the payment of any debt owed to Imperial Bank then outstanding, with any proceeds received in excess of the amount of such outstanding debt to be immediately delivered to Secured Party for the payment of any debt owed to Secured Party under any of the Debt Documents.

          7.  Collections on Collateral.  Debtor shall have the right to use and
              -------------------------
to continue to make collections on and receive other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, and subject to the rights of Imperial Bank, at the option of Secured Party, Debtor's right to make collections on and receive proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Debtor in trust for Secured Party and immediately delivered to same. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Debtor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Debtor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Debtor, to the same extent as though it were manually executed by the duly authorized officer of Debtor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Debtor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

          8.  Possession of Collateral by Secured Party.  Subject to Imperial
              -----------------------------------------
Bank's rights as to the Film Library and the Film Library Accounts Receivable, all the Collateral now, heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral consisting of money delivered to Secured Party shall be held in an interest bearing account, and prior to an Event of Default, interest thereon shall accrue to Debtor; however, Debtor shall not be entitled to any other compensation thereon or by reason of Secured Party's possession and/or use thereof. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Debtor's obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Debtor, and the receipt of any of the same by Debtor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own similar property, it being understood that Secured Party shall not have any responsibility for taking any necessary steps to preserve rights against any Person with respect to any Collateral.

          9.  Remedies.
              --------

              9.1  Rights Upon Event of Default.  Subject to Imperial Bank's
                   ----------------------------
rights as to the Film Library and the Film Library Accounts Receivable, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Secured Party may have under applicable law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 7 hereof), all of its rights and remedies as a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and in addition the following rights and remedies, all of which may be exercised to the maximum extent permitted by law with or without further notice to Debtor and without affecting the liability of Debtor hereunder or the enforceability of the Security Interest created hereby: (a) to foreclose the liens and Security Interest created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith, Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (g) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Debtor; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Debtor, steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and Debtor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and Debtor waives any right not expressly provided for in this Agreement to receive notice of any public or private judiciary or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Debtor shall be applied by Secured Party, in such order and manner as Secured Party in its sole discretion shall determine; (j) to insure, process and preserve the Collateral;
(k) to exercise all rights under the Note; (l) to remove from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Debtor, use such of its supplies and space at its places of business as may be necessary to properly administer and control the portion of the Collateral owned by it or the handling of collections and realizations thereon; (m) to receive, open and dispose of all mail addressed to Debtor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Debtor such opened mail as does not relate to the Collateral; and (n) to exercise all other rights, powers and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. After an Event of Default, Debtor will, at

Secured Party's request, assemble all Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Debtor or elsewhere, and will make available to Secured Party all premises and facilities of Debtor for the purpose of Secured Party's taking possession of the Collateral or removing or putting the Collateral in salable form.

          9.2  Possession by Secured Party.  Subject to Imperial Bank's rights
               ---------------------------
as to the Film Library and the Film Library Accounts Receivable, upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Debtor hereby expressly consents to the appointment of such a receiver), and without regard to the adequacy of any security for the Obligation, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

          9.3  Sale of Collateral.  Subject to Imperial Bank's rights as to the
               ------------------
Film Library and the Film Library Accounts Receivable, any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Debtor's places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition.

          9.4  Notice of Sale.  Subject to Imperial Bank's rights as to the Film
               --------------
Library and the Film Library Accounts Receivable, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Debtor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Debtor at least five days before the time of the sale or disposition. Debtor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Obligation) except as expressly provided for in the preceding sentence.

          9.5  Purchasers.  Subject to Imperial Bank's rights as to the Film
               ----------
Library and the Film Library Accounts Receivable, upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Debtor or any other Person claiming through Debtor, and Debtor hereby waives (to the extent permitted by laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Obligation until such amount is actually received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

          10.  Secured Party Appointed Attorney-in-Fact.  Subject to Imperial
               ----------------------------------------
Bank's rights as to the Film Library and the Film Library Accounts Receivable, Debtor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or reasonably advisable to perfect and continue perfected the Security Interest created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) to prepare, sign, file and/or record, for Debtor in the name of Debtor, any financing statement, application for registration, and like papers and to take any other action deemed by Secured Party necessary or reasonably desirable in order to perfect the Security Interest granted hereby; (c) to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's Security Interest therein; and (d) upon the occurrence and during the continuance of a Default or Event of Default, to do any and every act which Debtor is obligated to do under this Agreement, at the expense of Debtor; provided, however, that Secured Party shall
                                     --------  -------
be under no obligation whatsoever to take any of the foregoing actions, and absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act or omission taken with respect thereto.

          11.  Costs and Expenses.  Debtor agrees to pay to Secured Party all
               ------------------
costs and expenses (including without limitation reasonable attorneys' fees and disbursements, including the allocated costs of in-house counsel) incurred by Secured Party in the enforcement of this Agreement with regard to the Collateral owned by it, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys, fees, incurred or paid by Secured Party in exercising any right, power or remedy conferred by this Agreement (including without limitation the right to perform any obligation of Debtor under the Note), or in the enforcement thereof, shall be secured hereby and shall become a part of the Obligation and shall be paid to Secured Party by Debtor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Note.

          12.  Statute of Limitations and Other Laws.  Until the Obligation
               -------------------------------------
shall have been paid and performed in full, the power of sale and all other rights, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that the Obligation may have become barred by any statute of limitations. Debtor expressly waives the benefit of any and all statutes of limitation, laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure to the maximum extent permitted by applicable law.

          13.  Other Agreements.  Nothing herein shall in any way modify or
               ----------------
limit the effect of terms or conditions set forth in any other security or other agreement executed by Debtor or in connection with the Obligation, but each and every term and condition hereof shall be in addition thereto. All representations, warranties, affirmative and negative covenants, terms, conditions, and other provisions contained in the Note are fully applicable to this Agreement and are incorporated herein by this reference as though set forth in full.

          14.  Understandings With Respect to Waivers and Consents.  Debtor
               ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Debtor otherwise may have against Secured Party or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

          15. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California.

          IN WITNESS WHEREOF, Debtor has executed this Agreement by its duly authorized officers as of the date first written above.

                                       "Debtor"

                                       [REORGANIZED PRISM], a Delaware
                                       corporation



                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

                                PROMISSORY NOTE


[$1,500,000]                                              [______________], 1996

Maturity Date:  [______________], 1999


          1. FOR VALUE RECEIVED, [REORGANIZED PRISM], a Delaware corporation ("Debtor"), promises to pay to the order of Ingram Entertainment Inc. ("Creditor") at Creditor's office located at Two Ingram Boulevard, La Vergne, Tennessee 37086, or at such other place as Creditor from time to time may designate, the principal sum of [ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000)], plus interest as specified in this Note.

          2.  This Note is delivered pursuant to that certain Override
Agreement dated as of November 19, 1996 (the "Override Agreement") among Lee Video City Inc., Robert Y. Lee, Prism Entertainment Corporation and Creditor. Unless otherwise defined, all capitalized terms used in this Note shall have the meanings ascribed to them in the Override Agreement. This note is further evidenced or secured by (i) the Copyright Mortgages, and (2) the New Security Agreement, dated as of ___________ __, 1996, made by Debtor in favor of
Creditor, as amended from time to time,    covering certain personal property as
more particularly therein described (the "Property").

          3. The principal sum outstanding from time to time under this Note shall bear interest, to the fullest extent permitted by applicable law, at the rate (the "Interest Rate") of ten percent (10%) per annum prior to any Event of Default (as defined in Section 10 of this Note) and, after any Event of Default, at the rate (the "Default Rate") equal to the lesser of the maximum rate of interest allowed by applicable law or four percent (4%) in excess of the Prime Rate (as hereinafter defined), which Default Rate shall be adjusted on each date that said Prime Rate changes. Interest shall be calculated on the basis of a 360-day year and actual days elapsed, which results in more interest than when a 365-day year is used. If any payment to be made by Debtor shall become due on a day other than a Business Day, payments shall be made on the next succeeding Business Day and the extension of time shall be reflected in computing interest. As used herein, the "Prime Rate" shall mean the Prime Rate, as published from time to time in the Wall Street Journal, or if such is no longer available for any reason, as determined by Creditor with reference to such other publication as Creditor may reasonably elect.



                                   Exhibit F

          4. Interest (as provided for in Section 3 above) on the outstanding daily unpaid principal amount of the indebtedness evidenced hereby shall be due and payable in monthly installments, with the first such installment being due on January __, 1997, and subsequent installments being due on the last day of each succeeding month thereafter until December __, 1999, at which time the entire unpaid principal balance hereof, and all accrued and unpaid interest thereon, shall immediately become due and payable in full. If any such accrued interest is not paid when due, the same shall be added to the principal balance of this Note and the entire sum, as so increased, shall thereafter bear interest at the rates provided herein.

          5. Debtor may prepay part or all of the principal under this Note at any time or times without premium or penalty, provided that each prepayment of principal shall be accompanied by payment of interest accrued through the date of payment on the amount of principal so paid. All proceeds from the exercise of all options or warrants to purchase capital stock of Debtor shall be immediately delivered to Creditor and applied to the reduction of all amounts due hereunder, first to any accrued unpaid interest and then to principal.

          6. If Debtor fails to make any payment when due, Debtor agrees to pay a late charge equal to five percent (5%) of the payment then due, payable upon demand, with respect to each such payment.

          7. From and after maturity of this Note, whether by acceleration or otherwise, all sums then due and payable under this Note, including all principal and all accrued and unpaid interest, shall bear interest until paid in full at the Default Rate.

          8. Unless otherwise directed by Creditor in writing, all payments made hereunder shall be made by wire transfer to [INSERT BANK], in lawful money of the United States of America, and shall be deemed made when verified by [INSERT BANK].

          9. If any "Event of Default" occurs at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment of dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived by Debtor.

          10. Debtor agrees that, upon prior written notice to Debtor, the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, or extend or renew this Note, all without notice to Debtor and without affecting the liability of Debtor.

          11. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Security Agreement or the indebtedness evidenced hereby, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any insolvency proceeding, Debtor agrees to pay all of Creditor's costs and expenses, including reasonable attorneys' fees (including the allocated costs of in-house counsel), which may be incurred in enforcing or protecting Creditor's rights or interests. From the time(s) incurred until paid in full to Creditor, all such sums shall bear interest at the Default Rate.

          12. Whenever Debtor is obligated to pay or reimburse Creditor for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

          13. This Note is governed by the laws of the State of California, without regard to the choice of law rules of that State.

          14. If Creditor delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Creditor's rights, or of any breach, default or failure of condition of or under this Note. No waiver by Creditor of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Creditor. All of Creditor's remedies in connection with this Note or under applicable law shall be cumulative, and Creditor's exercise of any one or more of those remedies shall not constitute an election of remedies.

          15. This Note inures to and binds the heirs, legal representatives, successors and assigns of Debtor and Creditor; provided, however, that Debtor may not assign this Note, or assign or delegate any of its rights or obligations, without the prior written consent of Creditor in each instance. Creditor in its sole discretion may, upon prior written notice to Debtor, transfer this Note, and may sell or assign participations or other interests in all or part of the indebtedness evidenced hereby, on the terms and subject to the conditions of the Security Agreement and this Agreement, all without notice to or the consent of Debtor. Also without the consent of Debtor, Creditor may disclose to any actual or prospective purchaser of any securities issued or to be issued by Creditor, and to any actual or prospective purchaser or assignee of any participation or other interest in this Note, the indebtedness evidenced hereby or any other loans made by Creditor to Debtor (whether evidenced by this Note or otherwise), any financial or other information, data or material in Creditor's possession relating to Debtor, the indebtedness evidenced hereby. If Creditor so requests, Debtor shall sign and deliver a new note to be issued in exchange for this Note.

          16. As used in this Note, the terms "Creditor," "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation" and the word "including" means "including, but not limited to."

          17. Debtor has caused this Note to be executed by its officer, who is duly authorized and directed to do so by a resolution of its Board of Directors which was duly passed and adopted by the requisite number of members of the Board at a meeting which was duly called, noticed and held.

                                       [REORGANIZED PRISM]



                                       By:______________________________________

                                       Mail Address:
                                       6851 McDivitt Drive, Suite A
                                       Bakersfield, California 93313
                                       Attention:  Robert Y. Lee
                                       Telecopier: (805) 397-5982

                         REGISTRATION RIGHTS AGREEMENT


          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated
_______________, 1996, between Prism Entertainment Corporation, a Delaware corporation (the "Company"), and Ingram Entertainment Inc., a Tennessee corporation ("Ingram").

          The Company, Ingram, Lee Video City, Inc., a California corporation ("VCI"); and Robert Y. Lee, an individual resident of California on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust") have entered into an Agreement, dated as of November 19, 1996 (the "Override Agreement"), providing for the restructuring of indebtedness of VCI to Ingram. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Override Agreement.

               As contemplated by the Override Agreement, VCI has merged into Prism, with Prism being the survivor (the "Merger").

          Concurrently with the effective time of the Merger, Prism issued to Ingram the Additional Warrants and 1,500,000 shares of its Common Stock, and certain shareholders of Prism issued to Ingram the New Warrants.

          As an inducement to Ingram to enter into the Override Agreement, the Company has agreed to grant Ingram certain registration rights with respect to the Shares (as defined below).

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Certain Definitions.  As used in this Agreement, the following
               -------------------
terms shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Common Stock, $____ par value per share,
           ------------
of the Company, as constituted as of the date of this Agreement.



                                   Exhibit G

          "Company" shall have the meaning provided therefor in the first
           -------
paragraph of this Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Ingram" shall have the meaning provided therefor in the first
           ------
paragraph of this Agreement.

          "Registration Expenses" shall mean the expenses so described in
           ---------------------
Section 6.

          "Restricted Stock" shall mean the Shares, but excluding shares of
           ----------------
Common Stock (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of by Ingram in accordance with the registration statement covering them; or (b) which may be publicly sold by Ingram pursuant to Rule 144(k) under the Securities Act (without regard to any volume limitation).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 6.
           ----------------

          "Shares" shall mean the shares of Common Stock purchased or
           ------
purchasable pursuant to the exercise of the Additional Warrants and the New Warrants and the 1,500,000 shares of Common Stock issued by Prism to Ingram at the Closing.

          2.   Restrictive Legend.  Each certificate representing the Shares
               ------------------
shall, except in compliance with the following legend, be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL

     SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

          3.   Required Registration.
               ---------------------

               (a) Immediately upon the Company's qualification to use a Form S-3 Registration Statement to register the resale of shares of Restricted Stock by Ingram, Ingram may request the Company to register under the Securities Act shares of Restricted Stock held by Ingram for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of such public offering would exceed One Million Five Hundred Thousand Dollars ($1,500,000). The Company shall be obligated to use its best efforts to cause the registration for resale of the shares of Restricted Stock pursuant to this Section 3(a) as soon as practicable, but in no event more than 45 days following the receipt of Ingram's notice, and on an unlimited number of occasions, subject to applicable law. The Company shall notify Ingram within thirty (30) days after it has become eligible to use Form S-3.

               (b) In the event that on or prior to December 31, 1997, the Company has not become qualified to use a Form S-3 Registration Statement to register shares of Restricted Stock by Ingram, then at any time thereafter Ingram may request that the Company register pursuant to a Registration Statement on Form S-1 or Form S-2, as applicable, the resale of no less than 500,000 shares of Restricted Stock held by Ingram for sale in the manner specified in such notice. The Company shall be obligated to use its best efforts to cause the registration for resale of the shares of Restricted Stock pursuant to this Section 3(b) as soon as practicable, but in no event more than 45 days following the receipt of Ingram's notice, and on one occasion only, provided,
                                                                    --------
however, that such obligation shall be deemed satisfied only when a registration
-------
statement covering the Restricted Stock, for sale in accordance with the method of disposition specified in the notice, shall have become effective.

               (c) Notwithstanding the foregoing and anything to the contrary contained herein, (i) the only securities that the Company shall be required to register for resale pursuant to this Section 3 shall be shares of Common Stock,
(ii) no request may be made under this Section 3 within 90 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of Common Stock by the Company under the Securities Act and (iii) the Company may postpone for a reasonable period of time, not to exceed thirty (30) days, the filing or the effectiveness of any registration statement covering the shares of Restricted Stock requested to be registered by Ingram, if the Board of Directors of the Company in good faith determines that such registration would have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or the Company is in possession of material non-public information that, if publicly disclosed, would result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

               (d) The Company shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified in the notice from Ingram referred to above, shares of Common Stock to be sold by the Company for its own account and or by other holders of Common Stock, provided, however, that if the registration covers an underwritten public offering, if the managing underwriter or underwriters, if any, of such offering advise the Company that the number of shares requested to be included in the registration should be reduced or eliminated, the shares so excluded shall be excluded in the following order: (i) first to any director, officer, or employee of the Company; (ii) any holder of Common Stock not having contractual registration rights; (iii) any other holder have contractual registration rights; (iv) the Company; and (v) Ingram or any transferee or assignee as to the Restricted Stock.


          4.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 3 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as reasonably possible but in no event more than 45 days following the receipt of Ingram's notice:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 4(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement;

               (c) furnish to Ingram and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), as such persons reasonably may request in order to facilitate the public sale or other disposition of the shares of Restricted Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Ingram or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however,
                                                             --------  -------
that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or the NASDAQ National Market System on which the Common Stock of the Company is then listed;

               (f) promptly notify Ingram and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Ingram agrees upon receipt of such notice forthwith to cease making offers and sales of Restricted Stock pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          For purposes of Section 4(a) and 4(b) and of Section 3(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of the shares of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all the shares of Restricted Stock covered thereby and 60 days after the effective date thereof.

          In connection with any registration hereunder, Ingram shall provide such information and execute such documents as may reasonably be required in connection with such registration.

          5.  Piggyback Registrations.  Each time that the Company proposes to
              -----------------------
file a registration statement under the Securities Act with respect to an offering (in connection with either an offering of Common Stock by the Company or by its shareholders) on a form that would also permit the registration of the Restricted Stock, the Company will give written notice of such proposal to Ingram; provided, however, that, if there is an effective registration statement covering the Restricted Stock, no such notice pursuant to this Section 5 shall
                                                               ---------
be required. Ingram may, by written request given within ten business days after receipt of any such notice, require the Company to use its best efforts to cause all or part of the Restricted Stock to be included in such registration statement. Notwithstanding the foregoing, if the managing underwriter or underwriters, if any, of such offering advise the Company in writing that inclusion of the Restricted Stock would (a) make it impracticable to conduct an underwritten offering of the Common Stock being registered at the price at which such Common Stock could be sold without such inclusion, or (b) materially and adversely interfere with the offering, then the number of the shares requested to be included in the registration by Ingram may be reduced or eliminated; provided, that, the Company shall exclude first from such registration, in the following order, shares of Common Stock sought to be included therein by (i) any director, officer, or employee of the Company, (ii) any holder of Common Stock not having contractual registration rights, and (iii) any holder having contractual registration rights that are subordinate to the holders of the Restricted Stock; provided, however, that with regard to any holder of registration rights on a parity with Ingram's, such holder's shares to be included in the registration statement shall be reduced with Ingram's pro rata in accordance with the number of shares desired to be included. In connection with any registration pursuant to this Section 5 covering an underwritten public offering, the Company and Ingram agree to enter into a written agreement with a managing underwriter containing such provisions as are customary in the securities business for such an arrangement between such underwriters and companies of the Company's size and investment stature. In connection with any such registration, Ingram shall (a) provide such information and execute such documents as may be reasonably required in connection with such registration,
(b) agree to sell the shares of Restricted Stock on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

          6.  Expenses.  All expenses of registration and offerings in
              --------
connection with this Agreement including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with federal and state securities laws, fees of the NASD and of transfer agents and registrar but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of the shares of Restricted Stock are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement filed in accordance with this Agreement. All Selling Expenses in connection with the sale of shares of Restricted Stock by Ingram pursuant to each registration statement filed in accordance with this Agreement shall be borne by Ingram.

          7.  Rule 144.  During any period that the Company has any securities
              --------
registered under the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as Ingram may reasonably request, all to the extent required from time to time to enable Ingram to sell Common Stock without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

          8.  Indemnification and Contribution.
              --------------------------------

              (a) In the event of a registration of any Restricted Stock under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Ingram, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls Ingram or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Ingram, such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Restricted Stock were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of Ingram, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however,
                                                             --------  -------
that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by Ingram, any such underwriter or any such controlling person in writing, and, provided
                                                                     --------
further, however, that the Company will not be liable in any such case to the
-------  -------
extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) Ingram failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of Restricted Stock and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

              (b) In the event of a registration of any Restricted Stock under the Securities Act pursuant to this Agreement, Ingram will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which Restricted Stock was registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however,
                                                             --------  -------
that Ingram will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by Ingram for use in such registration statement or prospectus.

              (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the failure to so notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability that it may have to such indemnified party under this
Section 8 if and to the extent the indemnifying party is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assert such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

              (d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          9.  Miscellaneous.
              -------------

              (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any shares of Restricted Stock), whether so expressed or not.

              (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or sent by Federal Express or other recognized overnight courier service, addressed as follows:

               if to the Company:

               Lee Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Attention:  Robert Y. Lee
               Telecopy:  (805) 397-5982

               if to Ingram:

               Ingram Entertainment Inc.
               Two Ingram Boulevard
               La Vergne, Tennessee 37087
               Attention:  John Fletcher, Esq., General Counsel
               Telecopy:  (615) 287-4465

or, in any case, at such other address or addresses as shall have been furnished in writing by one party to the other in accordance with the provisions of this
Section 9(b).

              (c) This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to the conflict of laws provisions.

              (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and Ingram.

              (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

              (f) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, Ingram shall agree not to sell publicly any Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period, not to exceed ninety days, following the effective date of the registration statement relating to such offering to be reasonably determined by the underwriters, except that Ingram shall not be required to so agree more than once during any twelve calendar months.

              (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

              (h) Reorganized Prism shall not grant any registration rights to any person that will adversely affect Ingram's rights under this Agreement, except for pro rata reduction of Ingram's piggyback registration rights as provided in Section 5.

          IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date and year first above written.


                                       PRISM ENTERTAINMENT CORPORATION



                                       By:______________________________________
                                          Name:
                                          Title:


                                       INGRAM ENTERTAINMENT INC.


                                       By:______________________________________
                                          Name:
                                          Title:

                             STOCKHOLDERS AGREEMENT
                             ----------------------


          This Stockholders Agreement ("Agreement") is made and entered into as of [______________], 1996, by and among Prism Entertainment Corporation, a Delaware corporation (the "Company"), Robert Y. Lee ("Lee"), an individual and a resident of California, on behalf of himself and as Trustee of the Robert Y. Lee Revocable Living Trust UDT 1/9/91 (the "Trust"), Barry Collier ("Collier"), an individual and a resident of California, and Ingram Entertainment Inc., a Tennessee corporation ("Ingram") (such parties other than the Company being collectively referred to herein as the "Stockholders," as further defined in
Article I) with respect to the following facts:

                                    RECITALS
                                    --------

          VCI and the Company have entered into that certain Agreement and Plan of Reorganization and Merger dated as of October 25, 1996, as amended by that certain Amendment, dated as of November __, 1996, with respect to the merger (the "Merger") of VCI into the Company.

          As a result of the Merger, each of the Stockholders will own the following number of issued and outstanding "Shares" (as further defined in Article I) of Common Stock of the Company:

                    Stockholder                      Number of Shares
                    -----------                      ----------------

                    Collier                                818,050
                    Lee and the Trust                    2,727,952
                    Ingram                               1,500,000

          In order to provide for the stability of the Company and to promote the continuity of its management and policies, the Company and the Stockholders desire to, among other things, restrict the manner and means by which the Shares may be sold, assigned or otherwise transferred.

          NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   Exhibit H

                                   ARTICLE I

                                  Definitions
                                  -----------

          Affiliate.  An "Affiliate" of a Person shall mean (i) a Person
          ---------
directly or indirectly Controlling, Controlled by or under common Control with such Person; (ii) a Person owning or Controlling 10% or more of the outstanding voting securities of such Person; or (iii) an officer, director, or partner, or member of the immediate family of an officer, director, or partner, of such Person. When the Affiliate is an officer, director, or partner or member of the immediate family of an officer, director, or partner, of such Person, any other Person for which the Affiliate acts in that capacity shall also be considered an Affiliate.

          Agreement.  The "Agreement" shall mean this Stockholders Agreement, as
          ---------
it may be amended from time to time hereafter.

          Bona Fide Offer.  A "Bona Fide Offer" shall mean an offer in writing
          ---------------
to a Stockholder, offering to purchase all or any part of the Shares owned by such Stockholder or any interest of the Stockholder therein, and setting forth all the relevant terms and conditions of the proposed purchase, from an offeror who is ready, willing and able to consummate the purchase and who is neither the Company nor an Affiliate of such Stockholder; provided, however, that a Bona Fide Offer shall not include (a) the sale of Shares sold in a brokers' transaction ("Brokers' Transaction") as such term is contemplated by Section 4(4) of the Securities Act of 1933, as amended, or to an underwriter pursuant to an effective registration statement (an "Underwriter Transaction"); (b) the surrender for cancellation of up to 250,000 shares as referred to in Section 8.2(g) of the Merger Agreement (a "Section 8.2(g) Surrender"); and (c) up to 410,444 shares to be delivered to Ingram by Lee pursuant to the exercise of warrants in favor of Ingram (an "Ingram Warrant Exercise").

          Common Stock.  "Common Stock" shall mean the common stock of the
          ------------
Company.

          Control.  "Control" of a Person shall mean the possession, direct or
          -------
indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          Person.  A "Person" shall mean any entity, corporation, company,
          ------
association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator.

          Stockholder.  A "Stockholder" shall mean each of the persons specified
          -----------
in the first paragraph of this Agreement and each other Person who succeeds to the interest of such named Person in and to any Shares in a manner permitted by the provisions of this Agreement.

          Shares.  The "Shares" shall mean the shares of the Common Stock
          ------
specified in Recital B above (exclusive of 208,050 shares owed by Collier or an affiliate of Collier based on his pre-Merger interest in Prism (the "Old Collier Shares")), together with any other shares of the capital stock of the Company hereafter acquired by any Stockholder and any other shares or securities thereafter issued in respect of such shares in any reorganization, recapitalization, reclassification, stock dividend, readjustment or other change in a capital structure of the Company.

          Transfer.  A "Transfer" of Shares or any interest of a Stockholder
          --------
therein shall mean any sale (other than pursuant to a Brokers' Transaction, an Underwriter Transaction, a Section 8.2(g) Surrender, or an Ingram Warrant Exercise), assignment, transfer, disposition, pledge, hypothecation or encumbrance, whether direct or indirect, voluntary, involuntary or by operation of law, and whether or not for value, of such Shares or such interest of a Stockholder therein; except, the term Transfer shall not include (a) any pledge of Common Stock made by a Stockholder pursuant to a bona fide loan transaction
                                                    ---- ----
which creates a mere security interest, (b) any transfer of Common Stock to the Company pursuant to a written agreement between the Company and a Stockholder providing for the right of the Company to repurchase shares of its Common Stock,
(c) any transfer to a Stockholder's ancestors or descendants or spouse or to a trustee for their benefit, (d) any bona fide gift of Common Stock or (e) any
                                   ---- ----
transfer by Ingram to an Ingram Affiliate; provided, that (i) the transferring
                                           --------
Stockholder shall inform the other Stockholders of such pledge, transfer or gift prior to effecting it and (ii) the pledgee, transferee or donee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the transferring Stockholder. In each of the foregoing cases (a) through (e), such Transferred Shares shall remain Shares subject to this Agreement and the permitted transferees shall be treated as "Stockholders" for purposes of this Agreement.

                                  ARTICLE II

                       Restriction on Transfer of Shares
                       ---------------------------------

          No Shares and no interest of a Stockholder in any Shares may be Transferred except in accordance with the terms of this Agreement. Any such attempted Transfer in violation of this Agreement shall be null and void ab
                                                                         --
initio, and neither the Company nor any transfer agent of the Company shall give
------
effect to any such attempted Transfer in its stock records or for any other purpose whatsoever.

                                  ARTICLE III

                   Right of First Refusal of Lee and Collier
                   -----------------------------------------

          3.1  Option to Purchase Shares.  In the event Ingram proposes to
               -------------------------
Transfer all or any part of its Shares or any interest therein ("Offered Shares"), the following provisions shall apply:

               3.1.1  Stockholder Sale Notice.  In the event that Ingram
                      -----------------------
negotiates a Bona Fide Offer, Ingram shall give to the other Stockholders a written notice (the "Stockholder Sale Notice") setting forth as to each Person to whom the sale is proposed to be made: (a) the name and address of that Person and, if that Person is a corporation or other entity, the owners of 10% or more thereof; (b) the number of Offered Shares proposed to be sold to that Person;
(c) the manner in which the sale is proposed to be made; and (d) the price at which and the material terms upon which the sale is proposed to be made.

               3.1.2  Purchase Option - Other Stockholders.  If the conditions
                      ------------------------------------
prescribed in Section 3.1.1 hereof have been met in connection with the proposed sale of the Offered Shares by Ingram, the remaining Stockholders, pro rata in accordance with their respective ownership interests in the total number of Shares owned by such Stockholders (as of the day immediately preceding the receipt of the Stockholder Sale Notice) shall then have a purchase option (the "Purchase Option"), for a period of ten (10) calendar days thereafter, to elect to purchase all, or any part, of the Offered Shares at a purchase price that is equal to 120% of the purchase price and otherwise substantially upon the terms specified in the Stockholder Sale Notice. If all remaining Stockholders do not exercise their Purchase Option as to the entire part of the Offered Shares to which they are entitled, then the Stockholder electing to purchase shall have the right to elect to purchase the remaining part of the Offered Shares available for purchase. If the Stockholders so exercising their Purchase Option shall, within the ten (10) calendar day period, deliver to Ingram an exercise notice (the "Exercise Notice") so informing Ingram, then, at the time the Exercise Notice is received by Ingram a binding agreement shall arise between Ingram and the electing Stockholders concerning the sale of such Shares in accordance with this Article.

          Notwithstanding the foregoing, however, if the remaining Stockholders do not elect to purchase all of the Offered Shares subject to the right of first refusal pursuant to this Article III, Ingram may sell or dispose of all of the Offered Shares to the Person described in the Stockholder Sale Notice and upon the terms set forth in the Stockholder Sale Notice, which Shares shall be free from any claim or restriction under this Agreement. Any such sale of the Offered Shares must be effected within thirty (30) calendar days after the termination of the Stockholders' Purchase Option. If no such sale is effected within said thirty (30) calendar day period, or if the identity of the proposed purchaser or the terms of the Bona Fide Offer change materially from those specified in the Stockholder Sale Notice, or if a sale of the Offered Shares is effected upon terms materially different from those set forth in the Stockholder Sale Notice, the Offered Shares shall once again be subject to the provisions of this Article III.

          3.2  Closing of Purchase Option.  The closing of any purchase of the
               --------------------------
Offered Shares pursuant to the Purchase Option shall take place at the principal offices of the Company on the 10th calendar day following the delivery of the last Exercise Notice. At the closing, Ingram shall deliver to the Stockholders certificates representing the Offered Shares, duly endorsed for transfer or accompanied by duly executed stock powers, and the purchasing Stockholders shall deliver to Ingram the purchase price to be paid as herein provided.

                                  ARTICLE IV

                           Co-Sale Rights of Ingram
                           ------------------------

          4.1  Notice of Purchase Offers.  Should any Stockholder other than
               -------------------------
Ingram propose to accept a Bona Fide Offer from any Person to purchase Shares owned by such Stockholder (exclusive of any of the Old Collier Shares), then such Stockholder (the "Selling Stockholder"), shall promptly give written notice to Ingram of the terms and conditions of such Bona Fide Offer.

          4.2  Right to Participate.  Ingram shall have the right,
               --------------------
exercisable upon written notice to the Selling Stockholder within ten (10) calendar days after receipt of the notice of the Bona Fide Offer, to participate in the Selling Stockholder's sale of Shares on the same terms and conditions contained in the Bona Fide Offer. To the extent Ingram exercises such right of participation, the number of Shares which the Selling Stockholder may sell pursuant to this Article shall be correspondingly reduced. The right of participation of Ingram shall be subject to the following terms and conditions:

               (a) Ingram may sell all or any part of that number of Shares equal to (as of the day immediately preceding the receipt of the written notice described above) the aggregate number of Shares covered by the Bona Fide Offer multiplied by that fraction, the numerator of which is the total number of Shares owned by Ingram on a fully-diluted basis (including any Shares issuable in connection with the exercise of any option, warrant or similar right), and the denominator of which is all of such Ingram Shares plus the total number of Shares owned by the Selling Stockholder on a fully-diluted basis (including any Shares issuable in connection with the exercise of any option, warrant or similar right).

               (b) Ingram may participate in the sale by delivering to the Selling Stockholder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of Shares which Ingram elects to sell pursuant to this Section 4.2.

          4.3  Consummation of Sale.  The stock certificate or certificates
               --------------------
which Ingram delivers to the Selling Stockholder pursuant to Section 4.2 shall be delivered by the Selling Stockholder to the purchase offeror in consummation of the sale of the Shares pursuant to the terms and conditions specified in the written notice to Ingram, and the Selling Stockholder shall cause the purchase offeror to pay to Ingram that portion of the sale proceeds to which Ingram is entitled by reason of its participation in such sale.

          4.4  Ongoing Rights.  The exercise or non-exercise of the rights of
               --------------
Ingram hereunder to participate in one or more sales of Shares made by a Selling Stockholder shall not adversely affect its right to participate in subsequent sales of Shares by a Selling Stockholder pursuant to Section 4.1 hereof.

                                   ARTICLE V

                          Preemptive Rights of Ingram
                          ---------------------------

          In the event of the issuance, sale or distribution for cash by the Company of any voting or other security of the Company or security convertible into or exercisable for such security commenced or declared subsequent to the date hereof, other than Shares or rights to Shares issued pursuant to an employee benefit plan or otherwise for property (other than cash equivalents or evidences of indebtedness) or services, Ingram shall be entitled to participate in such issuance, sale or distribution on a pro rata basis in respect of the Shares owned by Ingram so that following such issuance, sale or distribution Ingram will, if it has elected to purchase the new securities to be issued, sold or distributed, have the same percentage of the equity ownership of the Company as Ingram had by reason of its ownership of Shares prior to such issuance, sale or distribution.

                                   ARTICLE VI

                               Board of Directors
                               ------------------

          During the term of this Agreement, each Stockholder shall use its or his best efforts to cause the number of directors of the Company to be eight and shall vote, or cause to be voted, at each election of members of the Board of Directors of the Company, all of his or its Shares in favor of two designees of Ingram, four designees of Lee and two designees of Collier. Notwithstanding the foregoing, Ingram shall have no right to so designate a member of the Board of Directors upon and after Ingram's beneficial ownership interest (assuming, for purposes of this calculation, the exercise or conversion of all options, warrants, rights, or convertible securities held by Ingram) in the Company Common Stock (together with that of any Affiliate of Ingram) is 4% or less of the outstanding Common Stock. Additionally, subject to the exercise of their fiduciary duties, Lee and Collier shall use their best efforts to appoint a designee of Ingram to the Compensation Committee of Reorganized Prism.

                                  ARTICLE VII

                       Amendment of Employment Agreements
                       ----------------------------------

          Neither Collier nor Lee nor Reorganized Prism shall enter into any amendment, modification or waiver of their Employment Agreements with Reorganized Prism nor shall Reorganized Prism extinguish, forgive or reduce (except for payment made) any debt owed to Reorganized Prism from any employee without the prior written consent of Ingram.


                                  ARTICLE VIII

                            Termination of Agreement
                            ------------------------

          This Agreement shall terminate, and the certificates representing the Shares shall be released from the terms of this Agreement upon the first to occur of the following events:

          8.1  By Agreement.  The written agreement of the Company and all of
               ------------
the Stockholders bound by the terms of this Agreement;

          8.2  One Stockholder.  At such time as there is only one remaining
               ---------------
Stockholder of the Company;

          8.3  Liquidation.  The liquidation and dissolution of the Company; or
               -----------

          8.4  Ingram's Ownership Interest in the Company.  Ingram's beneficial
               ------------------------------------------
ownership interest (assuming, for purposes of this calculation, the exercise or conversion of all options, rights, warrants or convertible securities held by Ingram or an Affiliate) in the Company's Common Stock is 4% or less.

          Upon the termination of this Agreement for any of the above reasons, the certificates of stock held by each Stockholder shall be surrendered to the Company, and the Company shall issue new certificates for the same number of Shares but without the legend required by this Agreement.

                                   ARTICLE IX

                          Legend On Share Certificates
                          ----------------------------

          Each of the certificates representing the Shares shall bear the following legend:

          "None of the Shares represented by this certificate may be sold, assigned, transferred, pledged, hypothecated or in any other way disposed of or encumbered, voluntarily or involuntarily, by gift, bankruptcy, operation of law, winding up of a corporation or otherwise, except in accordance with the provisions of a Stockholders Agreement, dated ____________________, which is also a voting agreement, a copy of which may be inspected at the principal office of this Company. All of the provisions of such Stockholders' Agreement are incorporated herein by this reference."

A copy of this Agreement shall be delivered to the Secretary of the Company and shall be shown by him to any person making inquiry concerning it.

                                   ARTICLE X

                               General Provisions
                               ------------------

          10.1  Waiver.  No waiver of any provision of this Agreement in any
                ------
instance shall be or for any purpose be deemed to be a waiver of the right of any party hereto to enforce strict compliance with the provisions hereof in any subsequent instance.

          10.2  Agreement to Perform Necessary Acts.  Each party hereto and the
                -----------------------------------
heirs, executors or administrators of the Stockholders shall perform any further acts and execute and deliver any documents or procure any court orders which may reasonably be necessary to carry out the provisions of this Agreement.

          10.3  Litigation and Attorneys' Fees.  In the event of any litigation
                ------------------------------
between the parties hereto to enforce any provision or right hereunder, the unsuccessful party to such litigation shall pay to the prevailing party therein all costs and expenses actually incurred therein, including, but not limited to, reasonable attorneys' fees actually incurred and court costs.

          10.4  Modification.  This Agreement may not be modified or amended
                ------------
except by a writing signed by all of the Stockholders and by an officer duly authorized to act on behalf of the Company. In the event of the amendment or modification of this Agreement in accordance with its terms, the Stockholders shall cause the Board of Directors to meet within 30 days following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and By-Laws of the Company that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the Stockholders entitled to vote thereon.

          10.5  Notices.  All notices, requests and other communications
                -------
hereunder shall be in writing and shall be deemed to have been given if delivered by courier or other means of personal service, or if sent by telex or telecopy or mailed first class, postage prepaid, by certified mail, return receipt requested, addressed to:

          The Company:

               Prism Entertainment Corporation
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Attention:  Robert Y. Lee
               Telecopy No.:  (805) 397-5982


          With a copy to:

               Loeb & Loeb LLP
               1000 Wilshire Boulevard
               Suite 1800
               Los Angeles, California 90017
               Attention: David L. Ficksman, Esq.
               Telecopy No.:  (213) 688-3460

          Ingram:

               Ingram Entertainment Inc.
               Two Ingram Boulevard
               La Vergne, Tennessee 37089
               Attention: John Fletcher, Esq., General Counsel
               Telecopy No.:  (615) 287-4465

          Lee:

               Robert Y. Lee
               Lee Video City, Inc.
               6851 McDivitt Drive, Suite A
               Bakersfield, California 93313
               Telecopy No.:  (805) 397-5982

          Collier:

               Barry Collier
               4033 Ocean Avenue
               Oxnard, California 93035
               Telecopy No.:  (805) 985-1855

All notices, requests and other communications shall be deemed received on the date of actual receipt as evidenced by written receipt, acknowledgement or other evidence of actual receipt. Any party may change its address for notices by notice to the other parties as provided in this Article.

          10.6  Counterparts.  This Agreement may be executed simultaneously in
                ------------
any number of counterparts, each of which shall be deemed an original of the party or parties who executed such counterpart but all of which together shall constitute one and the same instrument.

          10.7  Severability.  Each provision and part thereof of this
                ------------
Agreement is intended to be severable and if any term or all or part of any provision hereof is held by judicial decision to be invalid, such invalidity shall not affect the validity of the remainder of this Agreement.

          10.8  Entire Agreement.  This Agreement is intended by the parties
                ----------------
hereto as a final expression of their agreement and understanding with respect to the subject matter hereof and as a complete and exclusive statement of the terms thereof and supersedes any and all prior and contemporaneous agreements and understandings, written or oral, express or implied.

          10.9  Governing Law.  This Agreement shall be construed and
                -------------
interpreted in accordance with the laws of the State of California.

          10.10  Injunctive Relief.  The parties acknowledge and agree that a
                 -----------------
violation of any of the terms of this Agreement will cause the parties irreparable injury for which adequate remedy at law is not available. Therefore, the parties agree that each party shall be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any party from committing any violations of the provisions of this Agreement.

          10.11  Section Headings.  The headings of the several sections of this
                 ----------------
Agreement are inserted solely for convenience of reference and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

          10.12  Construction.  When necessary, the masculine shall include the
                 ------------
feminine or neuter and the singular shall include the plural and vice versa.

          10.13  Binding Effect.  Subject to the restrictions on Transfer
                 --------------
contained herein, this Agreement shall be binding on and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

                                       THE COMPANY:

                                       Prism Entertainment Corporation, a
                                       Delaware corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Its:_____________________________________

                                       STOCKHOLDERS:

                                       Ingram Entertainment Inc., a Tennessee
                                       corporation


                                       By:______________________________________

                                       Name:____________________________________

                                       Its:_____________________________________



                                       _________________________________________
                                       Robert Y. Lee


                                       _________________________________________
                                       Robert Y. Lee, Trustee of the Robert Y.
                                       Lee Revocable Living Trust UDT 1/9/91


                                       _________________________________________
                                       Barry Collier

                                   EXHIBIT I
                                   ---------

                                [IEI LETTERHEAD]


December __, 1996


Mr. Robert Y. Lee
Prism Entertainment Corporation
6851 McDivitt Drive, Suite A
Bakersfield, CA  93313

Re:  Supply Agreement

Dear Robbie:

The following is the supply agreement (the "Agreement") between Prism Entertainment Corporation ("Prism") and Ingram Entertainment Inc. ("Ingram"):

1.   RENTAL PRICING:

     Prism will receive a 34.5% discount off suggested retail price on all rental product ($30 and higher). Prism will receive multi-pack pricing and discounts on single purchases of multi-pack titles.

2.   SELL-THROUGH PRICING:

     Prism will receive a 35% discount off suggested retail price on catalog sell-through product ($29.99 and lower), subject to Paragraph 9 below. Feature sell-through titles (i.e. titles released for the first time to the
                                  ----
     home video market at $29.99 and lower having grossed $50 million or more at the box office) will be offered at specially discounted prices based on quantities ordered. Prism may purchase feature sell-through titles from a source other than Ingram provided Prism offers Ingram the right of first refusal to match the price offered to Prism from the other source.

3.   RETURNS:

     Prism will receive a 50% return allowance on all unopened sell-through product in mint, resalable condition, provided Ingram and Prism mutually agree on purchase quantities eligible for returns. Returns of undamaged product must be received by Ingram within three months after initial street date. Prism will also receive return allowances for

Mr. Robert Y. Lee
Page 2
December _, 1996


     damaged product. Damaged return product must be received by Ingram within 60 days of initial street date. Ingram will issue call tags for store damaged returns based on each store up to a maximum of two damaged returns shipments per store per month. For all returned product, credits will be applied to Prism's account within 15 business days of receipt by Ingram.

4.   VIDEO GAMES:

     Prism will receive Ingram gross cost plus 7% pricing on all video game rental and sell-through titles. Prism will receive a 100% return allowance on all unopened video game sell-through product in mint, resalable condition, provided Ingram and Prism mutually agree on purchase quantities eligible for returns. Returns must be received by Ingram within 60 days after initial street date.

5.   LASER:

     Prism will receive a 25% discount off suggested retail price on laser purchases and a 50% return allowance on all unopened laser product in mint, resalable condition. Returns must be received by Ingram within three months after initial street date.

6.   AUDIO BOOKS:

     Prism will receive a 40% discount off suggested retail price on audio book rental product purchases (rental ready or non-rental ready). Prism will receive a 20% return allowance on all unopened non-rental ready product in mint, resalable condition. Returns must be received by Ingram within three months after initial street date.

7.   MULTIMEDIA:

     Prism will receive a 35% discount off suggested retail price on CD ROM product and net pricing on CDI, 3DO, and Jaguar product. Prism will receive a 20% return allowance on all unopened product in mint, resalable condition. Returns must be received by Ingram within 90 days after invoice date.

8.   ACCESSORIES:
     Prism will receive "end-lot" pricing on all accessories.

9.   TERMS:

     Payment terms will be net 60 days from invoice for all rental and sell-through product purchases; provided, however, that for (i) catalog sell-
                                --------  -------
     through product intended for new store openings; (ii) Christmas catalog sell-through product; and (iii) catalog sell-through product intended for new sell-through departments in exiting stores, Prism will have a one time right to elect either (a) payment terms of net 90 days from invoice or (b) payment

Mr. Robert Y. Lee
Page 3
December _, 1996


     terms of net 120 days from invoice; provided, further, that pricing for
                                         --------  -------
     catalog sell-through product in the event of alternative (b) shall be a 36.5% discount off suggested retail price. Prism understands that its credit line with Ingram will be as established or modified from time-to-time based upon Ingram's credit review and credit policies. Any amounts not paid when due will bear interest at the rate of 1 1/2% per month (18% per annum) on the overdue balance (or, if less, at the maximum rate permitted by applicable law, with any payments in excess of such maximum treated as principal payments on the past due amount). Payments received from Prism will be credited first to unpaid interest as set out above.

10.  ADVERTISING:

     Co-op rental video titles will be handled "in-house" and will be paid at a rate of 3% for titles that accrue co-op, following studio guidelines. For sell-through titles, Prism will receive "pass-through" co-op and MDF advertising funds, also following studio guidelines. Rental titles will also receive "pass through" of MDF advertising funds, following studio guidelines.

11.  RENTAL READY PROCESSING:

     Rental ready processing is available and will be billed as a separate invoice line item. If rental ready processing is desired, pricing will be determined after an analysis of the specific requirements is made. Prism will be entitled to Ingram's most favored customer pricing for this service.

12.  FREIGHT:

     Freight for all product will be prepaid to Prism locations, without limitations as to the size or dollar amount of orders. Special orders may be "piggybacked" by Ingram on new release shipments as long "available/on-hand" special order titles are delivered within one week of the order.

13.  PROGRAMS AND SERVICES:

     Ingram will, when possible, extend terms on special programs such as holiday promotions and new store start-up packages. Ingram will provide home office services such as marketing, creative services and help with management information systems requests whenever possible. Prism will receive free monthly in-store "video guides" (average 1,200 per store). Prism understands that it may not have an exclusive representative, but Ingram intends that Prism will receive the same high level of hands-on involvement and assistance that Lee Video City, Inc. ("VCI") has received from Ingram representatives in the past. Ingram also intends to maintain the same high level of representative service to Prism as Prism encounters rapid growth and to consider appointment of an exclusive

Mr. Robert Y. Lee
Page 4
December _, 1996


     representative as may be warranted by that growth. Prism will be eligible to participate in any advertised programs offered by Ingram.

14.  QUANTITY:

     Prism agrees to purchase from Ingram 100% of its yearly requirements for the video rental, video sell-through, game, and other products covered by this Agreement, except in the following circumstances:

          (a)  The product is not carried by Ingram (such as adult product);

          (b) Prism is required to purchase product from Rentrak Corporation or its affiliates ("Rentrak") under the present terms of its agreement with Rentrak by which Prism is bound due to the merger of VCI into Prism, but only to the extent of minimum purchases required under that agreement;

          (c)  Purchases of used product;

          (d)  Purchases of non-prerecorded product;

          (e) Orders which Ingram is unable to fill in a reasonably timely manner;

          (f) Orders in excess of the credit limit extended to Prism by Ingram, provided that Prism is within its credit terms with Ingram; or
               --------

          (g) Purchases of feature sell-through titles from a source other than Ingram following Ingram's failure to exercise its right of first refusal, as permitted by Paragraph 2.

15.  PAYMENT IN CERTAIN EVENTS:

     An "Extraordinary Transaction" for purposes of this Paragraph shall be deemed to occur upon consummation of one of the following events:

     (a) a sale or other disposition of retail locations by Prism other than in the ordinary course of business, 90% of the proceeds from which are not redeployed in a similar video business within 90 days of such transaction (an "Asset Sale"); provided, however, that a sale or other disposition of
                        --------  -------
     retail locations in a transaction or series of transactions, which locations in the aggregate accounted for less than 20% of purchases under this Agreement over the 12 months preceding such disposition, shall not constitute an Asset Sale; or


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     (b)  a merger or consolidation of, into, or involving Prism, in which Prism is not the surviving corporation.

     Upon the consummation of an Extraordinary Transaction, Prism shall immediately pay Ingram in cash the following amounts (the "Termination Payment"):


      EXTRAORDINARY TRANSACTION
      ON OR BEFORE THE FOLLOWING
     ANNIVERSARY OF THIS AGREEMENT            TERMINATION PAYMENT DUE
     -----------------------------            -----------------------
                First                                $1,300,000
                Second                                1,300,000
                Third                                 1,200,000
                Fourth                                1,200,000
                Fifth                                 1,000,000
                Sixth                                   900,000
                Seventh                                 800,000
                Eighth                                  700,000
                Ninth                                   600,000
                Tenth                                   400,000

     The parties have agreed to the above payments in lieu of a formula designed to calculate the discounted present value of anticipated annual future payments under this Agreement, due to the uncertainty inherent in any such formula calculation.

     The following shall apply notwithstanding the above:

     (x) in the event of an Asset Sale of less than 100% of the retail locations of Prism, the payment set out above shall be prorated based upon the required payments made to Ingram under this Agreement by Prism, with respect to the locations so sold, during the 12 months preceding the Extraordinary Transaction, prorated for any partial year of the unexpired term of this Agreement; and

     (y) in the event of an Extraordinary Transaction in which this Agreement is assigned to and assumed by a third party of credit quality at least equal to that of Prism on terms and conditions reasonably acceptable to Ingram, Prism will not be required to make any payment pursuant to this Paragraph unless and until subsequent annual payments by the assignee to Ingram under this Agreement in each 12 month period after the Extraordinary Transaction ("Subsequent Annual Payments") fail to equal or exceed required payments

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Mr. Robert Y. Lee
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December _, 1996


     made to Ingram under this Agreement during the 12 months preceding the Extraordinary Transaction ("Prior Annual Payments"). If in any such 12 month period Subsequent Annual Payments are less than the Prior Annual Payments (a "Shortage Period"), Prism shall pay to Ingram a pro rata portion of the Termination Payment determined by multiplying the Termination Payment due as if the Extraordinary Transaction had occurred at the beginning of the Shortage Period by a fraction, the numerator of which is the amount of Subsequent Annual Payments and the denominator of which is the amount of Prior Annual Payments.

16.  TERM OF AGREEMENT:

     The term of this Agreement will commence on the date the merger of VCI with and into Prism becomes effective, and shall terminate on the tenth anniversary of that effective date. This Agreement may, however, be terminated by Ingram at any time for any reason upon prior written notice to Prism. Upon the commencement of this Agreement, the existing purchasing contract, dated effective as of July 1, 1996, between Ingram and VCI, shall be terminated.

17.  ASSIGNMENT:

     Prism may not assign this Agreement without the express written consent of Ingram.

INGRAM ENTERTAINMENT, INC.               PRISM ENTERTAINMENT CORPORATION


___________________________              _______________________________
David B. Ingram                          _______________________________
Chairman and President                   President


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